Exhibit 10.1

CREDIT AGREEMENT

by and among

FLYER ENTERPRISES, INC.
ANKER, INC.
TMA ENTERPRISES OF NOVI, INC.
AMC GRAND BLANC, INC.
AMC PETOSKEY, INC.
AMC TROY, INC.
AMC FLINT, INC.
AMC PORT HURON, INC.
AMC CHESTERFIELD, INC.
AMC MARQUETTE, INC.
MCA ENTERPRISES BRANDON, INC.
AMC NORTH PORT, INC.
AMC RIVERVIEW, INC.
BERKLEY BURGERS, INC.
TROY BURGERS, INC.
ANN ARBOR BURGERS, INC.
AMC TRAVERSE CITY, INC.
BRIGHTON BURGERS, INC.
CASCADE BURGERS REAL ESTATE, INC.
CASCADE BURGERS, INC.
EAST LANSING BURGERS, INC.
BEARCAT ENTERPRISES, INC.
SHELBY TOWNSHIP BURGERS, INC.
AMC DETROIT, INC.
BLOOMFIELD BURGERS, INC.
HOLLAND BURGERS, INC.
GRANDVILLE BURGERS, INC.

AMC SARASOTA, INC.
AMC FT. MYERS, INC.
AMC LARGO, INC.
AMC CALUMET CITY, INC.
AMC HOMEWOOD, INC.
AMC LANSING, INC.
AMC LINCOLN PARK, INC.
TMA ENTERPRISES OF FERNDALE, LLC
ANSLEY GROUP, L.L.C.
AMC WARREN, LLC
BUCKEYE GROUP, LLC
BUCKEYE GROUP II, LLC
AMC CROWN POINT, INC.
AMC HOBART, INC.
AMC SCHERERVILLE, INC.
AMC VALPARAISO, INC.
CHESTERFIELD TOWNSHIP BURGERS, INC.
DETROIT BURGERS, INC.
GRAND RAPIDS BURGERS, INC.
AMC SAULT STE. MARIE, INC.
AMC LAPEER, INC.
INDY/MICHIGAN ROAD INC.
AVON BURGERS, INC.
WESTFIELD BURGERS, INC.
AMC YBOR, INC.
AMC LAKELAND, INC.

and

RBS CITIZENS, NATIONAL ASSOCIATION

September 25, 2012

TABLE OF CONTENTS

SECTION 1.	Definitions.	1

SECTION 2.	$37,000,000 Term Loan Facility (the “Term Loan”).	1
2.1	Term Loan	1
2.2	Purpose of the Term Loan	1
2.3	Funding of the Term Loan	2
2.4	Payments	2

SECTION 3.	$10,000,000 Development Line of Credit Loan (“Development Line of Credit Loan”).	2
3.1	Development Line of Credit Loan	2
3.2	Purpose of the Development Line of Credit Loan	3
3.3	Funding of Advances under the Development Line of Credit Loan	3
3.4	Development Line of Credit Note	4
3.5	Repayment of Principal on the Development Line of Credit Loan	4
3.6	Commitment Fee	5

SECTION 4.	$1,000,000 Revolving Line of Credit Loan (“Revolving Line of Credit Loan”)	5
4.1	Revolving Line of Credit Loan	5
4.2	Purpose of the Revolving Line of Credit Loan	5
4.3	Fundings of Advances Under the Revolving Line of Credit Loan	5
4.4	Revolving Line of Credit Note and Payments	6
4.5	Revolver Commitment Fee	6

SECTION 5.	Interest Rate Provisions.	6
5.1	Interest Rate Applicable to the Term Loan and the Revolving Line of Credit Loan.	6
5.2	Development Line of Credit Interest Rate	7
5.3	Hedging Contracts	8
5.4	Excessive Interest	8
5.5	Unavailability of LIBOR Rate	9
5.6	LIBOR Rate Lending Unlawful	9

SECTION 6.	Payments.	9
6.1	Method of Payment	9
6.2	Additional Costs	10
6.3	Voluntary Prepayments	12
6.4	LIBOR Breakage Fee	12
6.5	Application of Prepayments	13
6.6	Mandatory Prepayments	13
6.7	Up-Front Fee	13

SECTION 7.	Conditions Precedent to Effectiveness of Agreement.	13
7.1	Conditions Precedent to Line Advances and Revolver Advances	15
7.2	Requisition Procedures/Line Advances.	17

SECTION 8.	Borrowers’ Representations and Warranties	18
8.1	Existence and Rights	18
8.2	Agreement and Notes Authorized	19
8.3	No Conflict	19
8.4	Litigation	20
8.5	Financial Condition	20
8.6	Title to Assets	20
8.7	Tax Status	20
8.8	Compliance with Law	20
8.9	Other Regulations	21
8.10	Security Interest	21
8.11	Collateral	21
8.12	Other Obligations	21
8.13	Insurance	21
8.14	ERISA	21
8.15	Environmental Matters	22

SECTION 9.	Borrowers’ Affirmative Covenants	22
9.1	Legal Existence, Franchisee Standing, Etc	22
9.2	Insurance	22
9.3	Use of Collateral; Taxes and Other Liabilities	23
9.4	Records and Reports	23
9.5	Inspection	24
9.6	Use of Loan Proceeds	25
9.7	Notice of Certain Events	25
9.8	Compliance with Laws	25
9.9	Compliance with Franchise Documents	25
9.10	Locations of Collateral	25
9.11	Further Assurances	26
9.12	Deposit Account	26
9.13	Annual Clean-up Requirement for Revolving Line of Credit Loan	26

SECTION 10.	Borrower’s Negative Covenants	26
10.1	Additional Indebtedness	26
10.2	Liens and Encumbrances	26
10.3	Merger or Consolidation	27
10.4	Change in Control	27
10.5	Debt Service Coverage Ratio	27
10.6	Lease Adjusted Leverage Ratio (tested on a quarterly basis)	27
10.7	Loans and Investments	28
10.8	Restaurant Closures	28
10.9	Distributions	28
10.10	Lien Amounts	28

SECTION 11.	Security Interest	28
11.1	Creation of Security Interest	28
11.2	Rights in Collateral	28

SECTION 12.	Events of Default	28
12.1	Failure to Pay Obligations	29
12.2	Failure to Maintain Legal Existence, Franchisee Standing, Etc	29
12.3	Failure to Comply with Franchise Documents	29
12.4	Breach of Certain Covenants	29
12.5	Breach of Covenant	29
12.6	Breach of Representation or Warranty/Fraud	29
12.7	Default Under Other Agreements	29
12.8	Bankruptcy, Etc	30
12.9	Litigation; Judgments or Attachments	30
12.10	Termination of Franchise	30
12.11	Dissolution; Death	30
12.12	Material Adverse Change; Lien Priority; Governmental Action	30
12.13	Insurance or Condemnation Proceeds	31

SECTION 13.	Lender's Rights and Remedies	31
13.1	Pre- and Post-Default	31
13.2	Post-Default	31

SECTION 14.	Miscellaneous	31
14.1	Survival of Warranties	31
14.2	Expenses	31
14.3	Final Agreement; Amendments; Waivers	32
14.4	Severability	33
14.5	Applicable Law	33
14.6	Successors and Assigns; Assignability	33
14.7	Counterparts	33
14.8	Section Headings	34
14.9	Waivers	34
14.10	Authorization To Conduct Due Diligence With Third Parties	34
14.11	Agency	34
14.12	Notice	34
14.13	Indemnity	36
14.14	Jury Waiver	36
14.15	Lien and Setoff	37

Appendix I	40
Wiring Instructions	52
Endorsement of Insurance Policy	53
Exhibit 2.1	54
Exhibit 2.4	58
Exhibit 3.1	59
Exhibit 3.3	63
Exhibit 4.1	67

Exhibit 4.3	71
Exhibit 6.1	75
Exhibit 7.1(vi)	76
Exhibit 9.4	79
Definitions	80
Calculations	80
Maximum Lease Adjusted Leverage Ratio	81
Exhibit 10.1	82
Schedule A	83

THIS CREDIT AGREEMENT is entered into as of September 25, 2012 by and among FLYER ENTERPRISES, INC., ANKER, INC., TMA ENTERPRISES OF NOVI, INC., AMC GRAND BLANC, INC., AMC PETOSKEY, INC., AMC TROY, INC., AMC FLINT, INC., AMC PORT HURON, INC., AMC CHESTERFIELD, INC., AMC MARQUETTE, INC., MCA ENTERPRISES BRANDON, INC., AMC NORTH PORT, INC., AMC RIVERVIEW, INC., BERKLEY BURGERS, INC., TROY BURGERS, INC., ANN ARBOR BURGERS, INC., AMC TRAVERSE CITY, INC., BRIGHTON BURGERS, INC., CASCADE BURGERS REAL ESTATE, INC., CASCADE BURGERS, INC., EAST LANSING BURGERS, INC., BEARCAT ENTERPRISES, INC., SHELBY TOWNSHIP BURGERS, INC., AMC DETROIT, INC., BLOOMFIELD BURGERS, INC., HOLLAND BURGERS, INC., GRANDVILLE BURGERS, INC., AMC LAKELAND, INC., AMC SARASOTA, INC., AMC FT. MYERS, INC., AMC LARGO, INC., AMC CALUMET CITY, INC., AMC HOMEWOOD, INC., AMC LANSING, INC., AMC LINCOLN PARK, INC., TMA ENTERPRISES OF FERNDALE, LLC, ANSLEY GROUP, L.L.C., AMC WARREN, LLC, BUCKEYE GROUP, LLC, BUCKEYE GROUP II, LLC, AMC CROWN POINT, INC., AMC HOBART, INC., AMC SCHERERVILLE, INC., AMC VALPARAISO, INC., CHESTERFIELD TOWNSHIP BURGERS, INC., DETROIT BURGERS, INC., GRAND RAPIDS BURGERS, INC., AMC SAULT STE. MARIE, INC., AMC LAPEER, INC., INDY/MICHIGAN ROAD INC., AVON BURGERS, INC., WESTFIELD BURGERS, INC., AMC YBOR, INC. having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrowers”), and RBS Citizens, National Association, with offices at 28 State Street, Boston, Massachusetts 02109 (the "Lender").  In consideration of the mutual covenants and agreements contained herein, the Borrowers and the Lender agree as follows with regard to the loans described herein (together the “Loans”):

SECTION 1.          Definitions.

The terms used in this Agreement are defined in Appendix I hereto.

SECTION 2.          $37,000,000 Term Loan Facility (the “Term Loan”).

2.1           Term Loan.  Subject to the terms and conditions of this Agreement and any other conditions which the Lender may have specified in writing to the Borrowers, the Lender agrees to make a loan to the Borrowers in the principal amount of up to $37,000,000.00 (the “Term Loan”).  The Term Loan shall be evidenced by a promissory note substantially in the form of Exhibit 2.1 attached hereto (as the same may be amended or replaced, the “Term Note”).

2.2           Purpose of the Term Loan.  The proceeds of the Term Loan shall be used to (i) refinance existing outstanding debt of the Borrowers with the Lender (in the approximate amount of $15,200,000), (ii) refinance and term out the outstanding balance of the existing development line of credit loan between the Borrowers and the Lender (in the approximate amount of $3,300,000), (iii) fund the acquisition by AMC Wings, Inc. of 100% of the membership interests in Ansley Group, L.L.C., the owner of the Clinton Township Property (in the approximate amount of $2,500,000), (iv) fund the acquisition by the Acquisition Entities from the Krygier Entities of the assets of eight (8) Buffalo Wild Wings Restaurants located at the Acquisition Locations pursuant to the terms of the Krygier APA (in the approximate amount of $14,700,000), and (v) pay the fees, costs and expenses associated with the acquisition of the assets listed in (iii) and (iv) above and in connection with the closing of the Loans.

2.3           Funding of the Term Loan.  On the Funding Date, subject to the terms and conditions of this Agreement, the proceeds of the Term Loan shall be disbursed by the Lender (or its counsel) to (i) the Lender to refinance the existing outstanding obligations of the Borrowers to the Lender under a term loan and development line of credit; (ii) T. Michael Ansley and James D. Ansley as the sellers of 100% of the membership interests in the Ansley Group, L.L.C., a Michigan limited liability company (being acquired by AMC Wings, Inc.), the owner of the Clinton Township Property in accordance with the Membership Purchase Agreement and in accordance with a settlement statement in form and substance satisfactory to the Lender; and (iii) to the Krygier Entities in connection with the purchase of the assets of 9 Buffalo Wild Wings Restaurants in accordance with the terms of the Krygier APA, and in accordance with a settlement statement satisfactory to the Lender.  Unless otherwise prohibited by this Agreement, the Term Loan shall initially be classified as a LIBOR Rate Loan.

2.4           Payments.  The Borrowers shall pay interest on the aggregate unpaid principal amount of the Term Loan in accordance with the terms of this Agreement and the Term Note.  Payments of principal shall be based upon an 84-month straight-line amortization schedule, provided that the final installment shall be in the amount of all principal and interest outstanding under the Term Loan, and that the final installment, if not earlier due hereunder, shall be payable on the Term Loan Maturity Date.  Principal shall be repaid in the amounts and at the times set forth in Term Loan repayment schedule set forth in Exhibit 2.4 attached hereto.

SECTION 3.          $10,000,000 Development Line of Credit Loan (“Development Line of Credit Loan”).

3.1           Development Line of Credit Loan.  Lender agrees, on the terms and conditions hereinafter set forth, to make advances (“Line Advances”) to the Borrowers from time to time during the period from the date hereof to and including September 25, 2014 (the “Development Line Termination Date”) in an aggregate amount not to exceed at any time outstanding $10,000,000.00 (the “Development Line of Credit Loan”).  Each Line Advance under this Section 3.1 shall be in an amount of not less than $10,000.00.  Borrowers may not borrow, repay and reborrow under this Section 3.1.  No Line Advance will be made at any time after the Development Line Termination Date, or at any time that an Event of Default has occurred and is continuing hereunder, or an event has occurred which, with the passage of time or the giving of notice, or both, would constitute an Event of Default. The Development Line of Credit Loan shall be evidenced by a promissory note substantially in the form of Exhibit 3.1 attached hereto (as the same may be amended or replaced, the “Development Line of Credit Note”).

3.2           Purpose of the Development Line of Credit Loan.  Subject to the terms and conditions contained herein, the proceeds of the Development Line of Credit Loan shall be used to (i) finance up to 80% of the cost of leasehold improvements and equipment associated with the development of new Buffalo Wild Wings Restaurants (each a “BWW Development Advance”), (ii) finance up to 70% of the cost of leasehold improvements and equipment associated with new Bagger Dave’s Legendary Burger Tavern Restaurants (each a “BD Development Advance”) (provided however that under no circumstances shall the aggregate amount of all BD Development Advances exceed 50% of the entire amounts available under the Development Line of Credit Loan (or $5,000,000)), (iii) finance up to 80% of the lesser of (a) the appraised value of (as determined by the Lender), or (b) the actual cost or the acquisition of, fee real estate acquired by the Borrowers or an Affiliate of the Borrowers approved by the Lender on which the Borrowers or Affiliate of the Borrowers will operate a Buffalo Wild Wings Restaurant or a Bagger Dave’s Legendary Burger Tavern Restaurant (each a “Real Estate Advance”), (iv) pay the fees, costs and expenses associated with the transactions listed in (i), (ii), and (iii) above and in connection with the closing of the Loans.  All Line Advances shall be conditioned on the satisfaction of the Incurrence Test defined in Section 7.1 (viii) herein.

3.3           Funding of Advances under the Development Line of Credit Loan.  Subject to the terms and conditions contained herein, any Borrower may, from time to time, irrevocably request a Line Advance by delivering to the Lender a borrowing request substantially in the form of Exhibit 3.3 on or before 10:00 a.m., Boston time, on a Business Day.  Each Line Advance shall initially be treated as a LIBOR Advantage Loan. Subject to the satisfaction of all of the conditions contained in this Agreement to the making a Line Advance, and provided the borrowing request is delivered on not less than two nor more than five Business Days notice, the Lender will make a Line Advance as a LIBOR Advantage Loan which will be made in a minimum amount of $10,000.00 and in integral multiples of $10,000.00, provided that after giving effect to such Line Advance the aggregate amount of all Line Advances shall not exceed $10,000,000.00, and provided further that the aggregate of all BD Development Advances shall not at any time exceed $5,000,000.  On the terms and subject to the conditions of this Agreement, the proceeds of each Line Advance shall either be paid to a third party for rebuilding, remodeling and related costs approved by the Lender or be made available to the Borrowers by deposit to the Account of the Borrowers as shall have been specified in the borrowing request no later than 11:00 a.m. Boston time on the second Business Day following receipt of a proper request.  Conditions to making Line Advances are contained in Sections 7.1 and 7.2 hereof.

3.4           Development Line of Credit Note.  Until converted to a Term Out Note (as defined in Section 3.5), the Borrowers shall pay interest on the aggregate unpaid principal amount of all Line Advances made by Lender in accordance with the terms of this Agreement and with the Development Line of Credit Note evidencing the indebtedness resulting from such Line Advances.

3.5           Repayment of Principal on the Development Line of Credit Loan.  On the date which is the earlier of (i) the Development Line Termination Date, or (ii) the date on which the Development Line of Credit Loan has been fully advanced (the “Conversion Date”), the Borrowers will execute three new promissory notes in favor of the Lender, in form and substance satisfactory to the Lender, representing the aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan as of such date: (i) a term note in an original principal amount equal to the aggregate unpaid principal balances of all Line Advances used to finance or refinance (or is otherwise based on) equipment costs or improvements on sites leased by any Borrower (or New Affiliate) with respect to Space Leases, which shall be payable as to principal based on an eighty-four (84) month amortization schedule, (ii) a term note in an original principal amount equal to the aggregate unpaid principal balance of all Line Advances used to finance or refinance (or is otherwise based on) equipment costs or improvements on sites leased by any Borrower (or New Affiliate) with respect to Ground Leases, which shall be payable as to principal based on a one hundred and forty-four (144) month amortization schedule, and, (iii) a term note in an original principal amount equal to the aggregate unpaid principal balances of all Line Advances used to finance (or is otherwise based on) the acquisition and development costs of fee simple real estate by any of the Borrowers (or New Affiliate), which shall be payable as to principal based on a one hundred and eighty (180) month amortization schedule.  Together these notes shall be known as the “Term Out Notes”.  Each of the Term Out Notes shall mature contemporaneously on the Term Loan Maturity Date.  All unpaid balances and accrued interest outstanding on the Term Loan Maturity Date shall be due and payable on the Term Loan Maturity Date.  Unless otherwise prohibited by this Agreement, each of the Term Out Notes shall initially be classified as a LIBOR Rate Loan.  The Term Out Notes will not be issued if on the Conversion Date, there exists an Event of Default, or an event has occurred which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, in which case the aggregate unpaid principal balance of all Line Advances made under the Development Line of Credit Loan and all accrued interest thereon shall be due and payable on the Development Line Termination Date (unless earlier accelerated).

3.6           Commitment Fee. Accruing from the date hereof until the Development Line Termination Date, Borrowers agree to pay to the Lender, as consideration for the Lender’s commitment to make Line Advances hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to 0.25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of: (a) $10,000,000.00, and (b) all Line Advances outstanding for the quarterly period then ended. All Commitment Fees shall be payable quarterly in arrears on the first day of each October, January, April, and July after the date hereof and on the Development Line Termination Date or upon acceleration of the Development Line of Credit Note, if earlier.  The Commitment Fee shall be prorated for the period from the Closing Date to October 1, 2012.

SECTION 4.          $1,000,000 Revolving Line of Credit Loan (“Revolving Line of Credit  Loan”)

4.1           Revolving Line of Credit Loan.  Lender agrees on the terms and conditions hereinafter set forth, to made advances (“Revolver Advances”) to the Borrowers from time to time during the period from the date hereof to and including September 25, 2014 (the “Revolving Line Termination Date”) provided that after giving effect to such Revolver Advances the aggregate amount of Revolver Advances shall not exceed $1,000,000.00.  Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrowers may borrow, repay and reborrow pursuant to this Section 4.1.  Each Revolver Advance under this Section 4.1 shall be in an amount of not less than $10,000.00.  No Revolver Advance will be made at any time after the Revolving Line Termination Date, or at any time that an Event of Default has occurred and is continuing hereunder, or an event has occurred which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.  The Revolving Line of Credit Loan shall be evidenced by a promissory note substantially in the form of Exhibit 4.1 attached hereto (as the same may be amended or replaced, the “Revolving Line of Credit Note”).

4.2           Purpose of the Revolving Line of Credit Loan.  Subject to the terms and conditions contained herein, the proceeds of the Revolving Line of Credit Loan shall be used for working capital and general corporate purposes of the Borrowers.

4.3           Fundings of Advances Under the Revolving Line of Credit Loan.  Subject to the terms and conditions contained herein, any Borrower may, from time to time, irrevocably request a Revolver Advance by delivering to the Lender a borrowing request substantially in the form of Exhibit 4.3 on or before 10:00 a.m., Boston time, on a Business Day.  Unless otherwise prohibited by this Agreement, each Revolver Advance shall initially be classified as a LIBOR Rate Loan.  Subject to the satisfaction of all of the conditions contained in this Agreement to the making a Revolver Advance, and provided the borrowing request is delivered on not less than two nor more than five Business Days notice, the Lender will make a Revolver Advance as a LIBOR Rate Loan which will be made in a minimum amount of $10,000.00 and in integral multiples of $10,000.00, provided that after giving effect to such Revolver Advance the aggregate amount of all Revolver Advances shall not exceed $1,000,000.00.  On the terms and subject to the conditions of this Agreement, the proceeds of each Revolver Advance shall be made available to the Borrowers by deposit to the Account of the Borrowers as shall have been specified in the borrowing request no later than 11:00 a.m. Boston time on the second Business Day following receipt of a proper request.  Conditions to making Revolver Advances are contained in Sections 7.1 and 7.2 hereof.

4.4           Revolving Line of Credit Note and Payments

.  The Borrowers shall pay interest on the aggregate unpaid principal amount of all Revolver Advances made by the Lender in accordance with the terms of this Agreement and the Revolving Line of Credit Note evidencing the indebtedness resulting from such Revolver Advances.  The outstanding principal amount of all Revolver Advances and all accrued interest shall be due and payable in full on the Revolving Line Termination Date.

4.5           Revolver Commitment Fee.  Accruing from the date hereof until the Revolving Line Termination Date, Borrowers agree to pay to the Lender, as consideration for the Lender’s commitment to make Revolver Advances hereunder, a nonrefundable commitment fee (the “Revolver Commitment Fee”) equal to 0.25% per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of: (a) $1,000,000, and (b) all Revolver Advances outstanding for the quarterly period then ended.  All Revolver Commitment Fees shall be payable quarterly in arrears on the first day of each October, January, April, and July after the date hereof and on the Revolving Line Termination Date or upon acceleration of the Revolving Line of Credit Note, if earlier.  The Revolver Commitment Fee shall be prorated for the period from the Closing Date to October 1, 2012.

SECTION 5.          Interest Rate Provisions.

5.1           Interest Rate Applicable to the Term Loan and the Revolving Line of Credit Loan.

(a)           Interest Rate Applicable to Term Loan, the Term Out Notes and the Revolving Line of Credit Loan (together, the “Term/Revolver Loans”).  Interest on the outstanding principal amount of each of the Term/Revolver Loans, when classified as a: (i) LIBOR Rate Loan, shall accrue during each LIBOR Interest Period at a rate per annum equal to the sum of the Adjusted LIBOR Rate for such LIBOR Interest Period plus the LIBOR Rate Margin and shall be due and payable on each Interest Payment Date and on the applicable Term Loan Maturity Date and Revolving Line Termination Date; and (ii) Prime Rate Loan, shall accrue at a rate per annum equal to the sum of the Prime Rate plus the Prime Rate Margin, and shall be due and payable on each Interest Payment Date and on the applicable Term Loan Maturity Date and Revolving Line Termination Date.  Interest shall be calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.

(b)           Automatic Rollover of LIBOR Rate Loan.  Upon the expiration of a LIBOR Interest Period with respect to any Term Loan or Revolving Line of Credit Loan, each shall automatically be continued as a LIBOR Rate Loan at the then applicable Adjusted LIBOR Rate and in an amount equal to the principal amount of the expiring LIBOR Rate Loan less any Principal Repayment Amount made by the Borrowers; provided, however, that no portion of the outstanding principal amount of a LIBOR Rate Loan may be continued as a LIBOR Rate Loan when any Event of Default has occurred and is continuing.  If any Event of Default has occurred and is continuing (if the Lender does not otherwise elect to exercise any right to accelerate such Term/Revolver Loan hereunder), such Loan shall automatically be continued as a Prime Rate Loan on the first day of the next Interest Period.

(c)           The Prime Rate shall only be used in connection with the Term/Revolver Loans if an Event of Default has occurred and is continuing or if the LIBOR Rate is unavailable or unlawful pursuant to provisions of Section 5.5 and 5.6 hereof.

5.2           Development Line of Credit Interest Rate.  The outstanding principal amount of the Development Line of Credit Loan (until converted to a Term Out Note) through the Development Line Termination Date shall accrue interest at the LIBOR Advantage Rate plus the applicable LA Margin.  For each of the Term Out Notes, from the respective Conversion Date until paid in full, the outstanding principal balance of each Term Out Note shall be treated as a LIBOR Rate Loan and shall accrue interest at the Adjusted LIBOR Rate plus the applicable LIBOR Rate Margin.  The outstanding balance of the Development Line of Credit Loan (except to the extent converted to a Term Out Note) shall be payable as to interest only from the date of this Agreement until the Line Termination Date, unless accelerated sooner pursuant to the terms of this Agreement.

The outstanding principal amount of the Development Line of Credit Loan (until converted to a Term Out Note), when classified as a:

(i)           LIBOR Advantage Loan, shall bear interest during the LA Interest Period at a rate per annum equal to the sum of the LIBOR Advantage Rate for such LA Interest Period plus the LA Margin, and be due and payable on each LA Interest Payment Date and on the Development Line Termination Date, with interest calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment; and

(ii)           LIBOR Rate Loan, shall bear interest during each LIBOR Interest Period at a rate per annum equal to the sum of the Adjusted LIBOR Rate for such LIBOR Interest Period plus the LIBOR Rate Margin, and be due and payable on each LIBOR Interest Payment Date and on the applicable Development Line Termination Date, with interest calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment; and

(iii)           Upon the expiration of a LIBOR Interest Period with respect to any LIBOR Rate Loan, each shall automatically be continued as a LIBOR Rate Loan at the then applicable Adjusted LIBOR Rate and in an amount equal to the principal amount of the expiring LIBOR Rate Loan less any Principal Repayment Amount made by Borrowers; provided, however, that no portion of the outstanding principal amount of a LIBOR Rate Loan may be continued as a LIBOR Rate Loan when any Event of Default has occurred and is continuing.  If any Event of Default has occurred and is continuing (if the Lender does not otherwise elect to exercise any right to accelerate the Development Line of Credit Loan hereunder), such Loan shall automatically be continued as a Prime Rate Loan on the first day of the next Interest Period; and

(iv)           Prime Rate Loan, shall bear interest at a rate per annum equal to the sum of the Prime Rate plus the Prime Rate Margin, and be due and payable on each Interest Payment Date and on the applicable Development Line Termination Date, with interest calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment; and

(v)           The Prime Rate shall only be used in connection with the Development Line of Credit Loan if an Event of Default has occurred and is continuing or if the LIBOR Rate is unavailable or unlawful pursuant to provisions of Section 5.5 and 5.6 hereof.

5.3           Hedging Contracts.  Within one (1) month of the date hereof, the Borrowers shall enter into Hedging Contracts in form and substance satisfactory to Lender with respect to at least one half of the aggregate maximum principal amount of proceeds advanced and available to be advanced to the Borrowers under the Term Loan.

5.4           Excessive Interest.  Notwithstanding anything to the contrary contained herein or in any of the Notes, or any other agreement between any Borrowers and the Lender, if, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Lender as compensation for fees, services or expenses incidental to the making, negotiating or collection of the Loans evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Lender to the Borrowers under applicable law, or shall subject the Lender to penalty or give rise to avoidance of amounts due under any Note, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal without charge to the Borrowers.  As used herein, the term "applicable law" shall mean the law in effect as of the date of this Agreement, provided however that in the event there is a change in the applicable law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

5.5           Unavailability of LIBOR Rate.  In the event that Borrowers shall have requested a LIBOR Rate Loan pursuant to the terms of this Agreement and Lender, in its sole discretion, shall have determined that U.S. dollar deposits in the relevant amount and for the relevant LIBOR Interest Period are not available to the Lender in the London interbank market; or by reason of circumstances affecting the Lender in the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate applicable to the relevant LIBOR Interest Period; or the LIBOR Rate no longer adequately and fairly reflects the Lender’s cost of funding loans; upon notice from the Lender to the Borrowers, the obligations of the Lender to make such LIBOR Rate Loan or to make or continue any loans as, or to convert any loans into, LIBOR Rate Loans of such duration shall forthwith be suspended until the Lender shall notify the Borrowers that the circumstances causing such suspension no longer exist.

5.6           LIBOR Rate Lending Unlawful.  If the Lender shall determine (which determination shall, upon notice thereof to the Borrowers be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law, rule, regulation or guideline, (whether or not having the force of law) makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Lender to make, continue or maintain any LIBOR Rate Loan as, or to convert any Loan into, a LIBOR Rate Loan of a certain duration, the obligations of the Lender to make, continue, maintain or convert into any such LIBOR Rate Loans shall, upon such determination, forthwith be suspended until the Lender shall notify the Borrowers that the circumstances causing such suspension no longer exist, and all LIBOR Rate Loans of such type shall automatically convert into Prime Rate Loans at the end of the then current LIBOR Interest Periods with respect thereto or sooner, if required by such law or assertion.

SECTION 6.          Payments.

6.1           Method of Payment.  Unless otherwise directed by the Lender, except as set forth below, all payments due under each Note and all payments of any other amounts due hereunder shall be made by debits by the Lender, or an agent of the Lender designated pursuant to Section 14.11 and acting on behalf of the Lender, through the Automated Clearing House system to an operating account maintained by the Lender in the name of the Borrowers which the Borrowers have designated in writing (the “Account”).  The Borrowers agree that the Account will have sufficient funds to cover such charges and that any disputes over the sufficiency of such funds will be resolved strictly between the Borrowers and the depository institution maintaining such Account.  Unless otherwise directed by the Lender, the final installment due under any Note shall be due and payable by the Borrowers in immediately available funds and shall not be made by debit through the Automated Clearing House System.  On the date hereof, the Borrowers shall execute and deliver to the Lender an Automated Clearing House (“ACH”) Authorization form in the form attached hereto as Exhibit 6.1 printed on the Borrowers’ letterhead.

6.2           Additional Costs.

(a)           Increased Costs.  If, on or after the date hereof, the adoption of any applicable law, rule or regulation or guideline (whether or not having the force of law), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

(i)           shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System of the United States) against assets of, deposits with or for the account of, or credit extended by, the Lender or shall impose on the Lender or on the London interbank market any other condition affecting the Loans or its obligation to make any Loan; or

(ii)           shall impose on Lender any other condition affecting the Loans or its obligation to make any  Loan,

and the result of any of the foregoing is to increase the cost to the Lender of making or maintaining the Loans, or to reduce the amount of any sum received or receivable by the Lender under this Agreement with respect thereto, by an amount reasonably deemed by the Lender to be material, then, within 30 days after demand by the Lender, the Borrowers shall pay to the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduction.

(b)           Increased Capital Costs.  If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by the Lender, or person controlling the Lender, and the Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling person’s capital as a consequence of its commitments or the Loans made by the Lender is reduced to a level below that which the Lender or such controlling person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by the Lender to the Borrowers, the Borrowers shall immediately pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling person for such reduction in rate of return.  A statement of the Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.  In determining such amount, the Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

(c)           Liquidity and Credit Enhancement.  If, under the terms of any agreement pursuant to which the Lender obtains liquidity commitments or credit enhancement relating to any Loan made hereunder, the Lender is required to compensate any such provider of liquidity or credit enhancement in respect of taxes, insurance, reserves, costs, expenses or capital requirements under circumstances similar to those described in this Section 6.2, then within thirty (30) days of presentation by the Lender of a statement in the relevant amount and setting forth the calculation of such amount, which statement shall be deemed true and correct absent manifest error, the Borrowers shall pay to the Lender such additional amount or amounts as may be necessary to pay such provider of liquidity or credit enhancement the amounts so due, or otherwise reimburse the Lender for any such amounts so paid by the Lender.

(d)           Taxes.  All payments by any Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Lender’s net income or receipts (such non-excluded items being called “Taxes”).  In the event that any withholding or deduction from any payment to be made by Borrowers hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrowers will:

(i)           pay directly to the relevant authority the full amount required to be so withheld or deducted;

(ii)           promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

(iii)           pay to the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender will equal the full amount the Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and the Borrowers will promptly pay such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by the Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount the Lender would have received had not such Taxes been asserted.

If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrowers shall indemnify the Lender for any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any such failure

6.3           Voluntary Prepayments.  (a) LIBOR Rate Loans may be prepaid upon the terms and conditions set forth herein.  For LIBOR Rate Loans in connection with which Borrowers have or may incur Hedging Obligations, additional obligations may be associated with prepayment, in accordance with the terms and conditions of the applicable Hedging Contracts.   The Borrowers shall give the Lender, no later than 10:00 a.m., Boston time, at least four (4) Business Days notice of any proposed prepayment of any LIBOR Rate Loan, specifying the proposed date of payment of such LIBOR Rate Loan, and the principal amount to be paid.  Each partial prepayment of the principal amount of a LIBOR Rate Loan shall be in an integral multiple of $250,000.00 and accompanied by the payment of all charges outstanding on such LIBOR Rate Loan (including the LIBOR Breakage Fee) and of all accrued interest on the principal repaid to the date of payment.

(b)          Borrowers may prepay any Prime Rate Loan or LIBOR Advantage Loan, on notice to the Lender delivered not less than five (5) Business Days in advance of any such prepayment, in whole or in part, plus the sum of  all interest accrued thereon.

6.4           LIBOR Breakage Fee.  Upon: (i) any default by Borrowers in making any borrowing of, conversion into or continuation of any LIBOR Rate Loan following Borrowers’ delivery of a borrowing request or continuation/conversion notice hereunder or (ii) any prepayment of a LIBOR Rate Loan on any day that is not the last day of the relevant LIBOR Interest Period (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), the Borrowers shall pay an amount (“LIBOR Breakage Fee”), as calculated by the Lender, equal to the amount of any losses, expenses and liabilities (including without limitation any loss of margin and anticipated profits) that Lender may sustain as a result of such default or payment.  Borrowers understand, agree and acknowledge that: (i) the Lender does not have any obligation to purchase, sell and/or match funds in connection with the use of the LIBOR Rate as a basis for calculating the rate of interest on a LIBOR Rate Loan, (ii) the LIBOR Rate may be used merely as a reference in determining such rate, and (iii) the Borrowers have accepted the LIBOR Rate as a reasonable and fair basis for calculating the LIBOR Breakage Fee and other funding losses incurred by the Lender.  Borrowers further agree to pay the LIBOR Breakage Fee and other funding losses, if any, whether or not the Lender elects to purchase, sell and/or match funds.

6.5           Application of Prepayments.  All partial prepayments shall be applied to the installments of principal due under the Notes in the inverse order of their maturity.

6.6           Mandatory Prepayments.  The Borrowers shall prepay the Loans in an amount equal to 100% of all net cash proceeds (a) from sales of property and assets of any of the Borrowers or their or its subsidiaries or Affiliates (excluding sales of inventory in the ordinary course of business), (b) from equity issued by any of the Borrowers or their or its subsidiaries or Affiliates, (c) of extraordinary receipts of any of the Borrowers or their or its subsidiaries or Affiliates, and (d) from the issuance or incurrence after the Closing Date of additional debt of any of the Borrowers, which shall be applied in the following manner (a) if made prior to the Development Line Termination Date, first, to the principal repayment installments of the Term Loan on a pro rata basis, and, second, to the Development Line of Credit Loan on a pro rata basis, and (b) if made on and after the Development Line Termination Date, first, ratably to the principal repayment installments of the Term Loan and the Term Out Notes, on a pro rata basis.

6.7           Up-Front Fee.  Borrowers agree to pay to the Lender, as consideration for the Lender’s commitment to make Loans, a nonrefundable commitment fee (the “Up-Front Fee”) equal to $86,500.00 payable on the Closing Date.

SECTION 7.          Conditions Precedent to Effectiveness of Agreement.

The effectiveness of this Agreement shall be subject to the condition precedent that the Lender shall have received, in form and substance satisfactory to the Lender and its counsel, each of the following:

(a)          executed originals of this Agreement and the Notes;

(b)          executed originals of the Guaranties, the Security Agreements, the [Hedging Contracts], the IP Security Agreements, the Mortgage Documents and any other agreement and documents required by Lender;

(c)           certificates executed by such person(s) or entity(ies) as the Lender may require, in the form presented to the Borrowers by the Lender;

(d)           evidence that the Collateral is free and clear of all encumbrances and rights of others (except as otherwise permitted herein) and that the security interests and liens in favor of the Lender are valid, enforceable, properly perfected in a manner acceptable to the Lender and prior to all others’ rights and interests, other than those expressly consented to in writing by the Lender;

(e)           (i) a copy of each Borrower’s formation documents (e.g. Articles of Organization, Certificate of Formation) certified by the Secretary of State of such entity’s jurisdiction of organization of reasonably recent date, if requested by the Lender, and (ii) a certificate of good standing for each from its state of formation and from any other state in which any such entity is required to qualify to conduct its business, if requested by the Lender;

(f)           a Secretary/Manager’s certificate with respect to each Borrower and each Entity Guarantor with respect to its form of organization, all corporate or other appropriate action taken by each of the Borrowers and Entity Guarantors authorizing the execution and delivery of this Agreement, the Notes, the Hedging Contracts (to be executed within one month of the date hereof), the Collateral Documents, all other documents executed and delivered in connection with the Loans,  and the transactions contemplated hereby and thereby, confirming the authority and providing specimen signatures of the representatives of the executing such documents;

(g)           a certificate of insurance endorsement reflecting a lender’s loss payable endorsement in favor of the Lender or naming the Lender as an additional insured executed by the Borrowers’ insurer of the Collateral, or its agent, and indicating compliance with the insurance requirements set forth in Section 9.2 of this Agreement;

(h)           a certificate for each Borrower dated the date of this Agreement signed by an appropriate representative of such entity (i) certifying that the Buffalo Wild Wings Documents and Bagger Dave’s Documents (as appropriate) are in full force and effect, (ii) certifying that the Borrower is a Buffalo Wild Wings franchisee or Bagger Dave’s franchisee (as appropriate) in good standing; (iii) identifying all locations of the Collateral, and (iv) certifying that no material default has occurred and is continuing under the Franchise Documents, all as of the date of this Agreement;

(i)           evidence that any existing Indebtedness required by the Lender to be repaid in full has been, or will be, repaid and any related credit facility terminated or cancelled, as the case may be, on or before the date of the initial Loans made pursuant to this Agreement;

(j)           a signed copy of an opinion of counsel for the Borrowers and Entity Guarantors reasonably satisfactory to Lender;

(k)           A certification from an officer of the Borrowers as to the financial condition and solvency of  (i) each entity constituting the Borrowers, and (ii) all entities constituting the Borrowers and their subsidiaries, taken as a whole (in each case, after giving effect to the transactions contemplated hereby and the incurrence of indebtedness related thereto);

(l)           title insurance policies and endorsements covering the Fee Mortgages, in form and substance satisfactory to the Lender;

(m)           a signed copy of the Development Agreement from Buffalo Wild Wings in form and substance satisfactory to the Lender;

(n)           a Proforma Compliance Certificate dated as of the Closing Date demonstrating compliance with all of the financial covenants contained herein;

(o)           payoff letters related to the Borrowers’ outstanding indebtedness thereto in form and substance satisfactory to Lender;

(p)           Landlord Estoppel and Consent Agreements or Acknowledgement/Consent of Landlord Estoppel and Consent Agreements (as applicable) for each of the Leased Properties; and

(q)           such other documents as Lender may reasonably request in order to effect fully the purposes and intent of the parties to this Agreement.

7.1           Conditions Precedent to Line Advances and Revolver Advances.  Lender’s obligation to make the any Line Advance or Revolver Advance is subject to the conditions precedent that (a) Lender shall have received on or before the date of each Line Advance or Revolver Advance (as applicable), in form and substance reasonably satisfactory to Lender and its special counsel, Partridge Snow & Hahn LLP, the following documents, and (b) the following conditions have been satisfied to the reasonable satisfaction of the Lender:

(i)           With respect to each Line Advance, a written plan describing the property to be acquired or the improvements to be funded, a detailed itemized budget listing each discipline by line items detailing all costs of construction and equipping such project for its intended use, all plans and specifications for the project, and evidence of the capital contributions made or to be made by the Borrowers to fund such acquisition or improvement.  Under no circumstances shall the Lender be obligated to make any Line Advances in excess of the percentages of costs specified in Section 3.2 hereof;

(ii)           The representations and warranties contained in Section 8 are correct on and as of the date of such Line Advance or Revolver Advance (as applicable) as though made on and as of such date;

(iii)           No event has occurred and is continuing under this Agreement, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

(iv)           There shall be no liens filed against the Collateral other than those approved by the Lender in writing as of the date of this Agreement or any date thereafter;

(v)           No Line Advance or Revolver Advance shall be made after the second anniversary of the date hereof.

(vi)           With respect to any Line Advance involving a restaurant or fee property to be operated or owned by a New Affiliate (which is not at the time of this Agreement a Borrower hereunder), the execution by such new entity of a joinder agreement in the form attached hereto as Exhibit 7.1(vi) (a “Joinder Agreement”) pursuant to which the New Affiliate will become obligated for all obligations of the Borrowers to the Lenders;

(vii)          With respect to any Line Advance, the execution by the New Affiliate of such documents as the Lender shall require, including without limitation, an all asset security agreement covering all assets of the New Affiliate, and if applicable, a fee mortgage or leasehold mortgage, and such other documents related thereto as shall be required by Lender;

(viii)          With respect to any Line Advance, the maximum Lease Adjusted Leverage Ratio as of the date of such Line Advance, after giving effect to the Line Advance to be made, shall be .50x less than the ratio that the Borrowers are required to be in compliance with pursuant to Section 10.6 hereof (this condition shall be referred to as the “Incurrence Test”);

(ix)           As to any Line Advance to be used to acquire real estate, a satisfactory environmental assessment, a lender’s title insurance policy in form and substance satisfactory to the Lender, and a satisfactory appraisal prepared by a Lender-approved appraiser directed to the Lender;

(x)           With respect to any Line Advance Lender shall have received from qualified attorneys, engineers, and surveyors such opinions, certificates, surveys as the Lender may reasonably require in connection with the development of a project;

(xi)           With respect to any Line Advance all construction contracts, all design, engineering and consulting contracts, and all major construction subcontracts of the performance of work in connection with the project; and the Borrowers, with the written consent of each other party thereto, shall have assigned to the Lender such of those contracts as the Lender from time to time requests by the instrument in form and content required by Lender and providing that the Lender shall have the right in the event of the Lender’s exercise of its rights to complete any such project to use the services rendered after the Lender elects to complete such project;

(xii)           With respect to any Line Advance Lender shall have been granted a valid first priority mortgage or leasehold mortgage (as the case may be) covering the property on which the project is located, in form and substance satisfactory to the Lender; and

(xiii)           A certificate substantially in the form attached hereto as Exhibit 3.3 or 4.3 (as applicable), signed by a duly authorized officer of the Borrowers dated the date of such Advance, stating that:

(a)           the conditions set forth in this Section 7.1 have been satisfied as of the date of such Advance,

(b)           all documents required by this Section 7.1 have been delivered to the Lender as of the date of such Advance, and

(c)           no event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

7.2           Requisition Procedures/Line Advances.

(a)           Line Advances shall be made on the basis of written requisitions signed by the Borrowers with respect to each project which shall be irrevocable when delivered by the Borrowers to the Lender.  Written requisitions shall be in form and substance reasonably acceptable to Lender.  Requisitions will be made no more frequently than monthly and Lender will use good faith efforts to make the advances within five (5) Business Days of the submission of all required items.  The Lender will with reasonable promptness notify the Borrowers as to any incomplete, missing or deficient items, but the failure of the Lender to so notify the Borrowers shall not affect the conditions to a Line Advance contained herein.

(b)           Each requisition for a Line Advance must be satisfactorily reviewed by the Lender or a Lender’s representative prior to the advance being made.

(c)           Each Line Advance shall be in an amount no greater than the percentages set forth in Section 3.2 hereof with respect to the acquisition cost of fee property or the value of the cost of construction work and materials (i.e., so-called “hard” costs) and so-called "soft" costs completed, requested by Borrowers and actually then due and payable certified by the Borrowers (and evidenced by invoices), with respect to that particular requisition.  This Agreement is solely for the benefit of the Lender and the Borrowers, and nothing contained herein shall confer upon anyone other than the Borrowers or the Lender, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or be a beneficiary of any such obligations.

(d)           Advances under this Agreement shall be made by credit to the Borrowers’ Account maintained with the Lender.  The Lender may also make advances in the form of two party checks, or directly to the applicable contractor or any other person providing materials, labor or services to the projects.

(e)           Funds advanced to the Borrowers shall be applied only to the costs of the project as set forth in the corresponding project budget and to the Borrowers’ other obligations under this Agreement.

(f)           Lien waivers from the contractors and all major subcontractors associated with the project for all prior advances, in form and substance acceptable to Lender.  Lien waivers must be for the aggregate amount of all amounts received by the party executing such waiver as of the date of each waiver.

(g)           Each requisition for an advance must be satisfactorily reviewed by the Lender or a Lender’s representative prior to the Advance being made.

(h)           The Lender shall make Line Advances for materials stored on site or at other suitable locations in the Lender’s reasonable judgment, subject to the Lender’s receipt of adequate proof that the Borrowers (or its applicable subsidiary or Affiliate) have absolute title thereto and sufficient insurance thereon.

(i)            The final advance for each project shall not be made prior to issuance of all permits and licenses and approvals necessary for use of the respective projects for their intended purposes, nor prior to the issuance of a final endorsement of the Lender’s title insurance policy insuring the priority of all advances, nor prior to all construction having been completed in a good and workmanlike manner (in accordance with the applicable budgets, plans and specifications, as the case may be).

SECTION 8.           Borrowers’ Representations and Warranties

To induce the Lender to enter into this Agreement and to make the Loans hereunder, each Borrower makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the Notes:

8.1            Existence and Rights.  (a)  Borrower is duly organized, validly existing and in good standing under the laws of its state of organization, has full power and authority, rights and franchises to own its properties and assets and to carry on its business as now conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the character of the properties and assets owned by it or the business transacted by it makes such qualification necessary;

(b)           Borrower has all necessary power and authority to enter into and perform its obligations under this Agreement, the Notes, the [Hedging Contracts] and the Collateral Documents, to borrow money and to grant security interests in the Collateral;

(c)           Except as specifically set forth herein, Borrower possesses all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights, copyrights, and fictitious name rights necessary to enable it to conduct the business in which it is now engaged. The Franchise Documents and all documents executed in connection therewith are in full force and effect, no material defaults thereunder have occurred and are continuing, and no notice of intent to either terminate or not renew the Franchise Documents has been received by the Borrower.

8.2            Agreement and Notes Authorized.  The execution, delivery, and performance of this Agreement, the Notes, the Hedging Contracts and each of the Collateral Documents are duly authorized and do not require the consent or approval of Buffalo Wild Wings or Bagger Dave’s or the consent, approval or authorization of or filing or registration with any governmental body or regulatory authority, other than such consents or approvals as have been obtained and the filing of Uniform Commercial Code financing statements with respect to the Collateral; and this Agreement is, and the Notes, the Hedging Contracts and the Collateral Documents when executed will be, legal, valid and binding obligations of each signor thereof, enforceable against each person as may be a party thereto in accordance with their respective terms.

8.3            No Conflict.  The execution, delivery, and performance of this Agreement, the Notes, the Hedging Contracts and the Collateral Documents will not breach or constitute a default under any of the Franchise Documents or any other agreement, indenture, undertaking, or other instrument to which the Borrowers are a party or by which they or any of their property may be bound or affected, and will not contravene or conflict with any law, regulation, writ, judgment, decree or order of any court or governmental or regulatory authority applicable to it, or, if it is not a sole proprietorship, any term or provision of its organizational documents; and other than in favor of the Lender, such execution, delivery, and performance will not result in the creation or imposition of (or the obligation to create or impose) any Lien on, any of its property pursuant to the provisions of any of the foregoing.

8.4           Litigation.  To the best of the knowledge of each Borrower, there are no suits, actions or other proceedings pending or, to its knowledge, threatened against or affecting any of the Borrowers or any of their respective properties, and, other than as disclosed in writing to the Lender, no other suits, actions, tax claims or proceedings are pending or threatened which, if determined adversely, would impair its financial condition or ability to repay the Obligations or otherwise have a materially adverse effect on the assets, business or prospects of any of the Borrowers.

8.5           Financial Condition.  The financial statements and all other statements and data submitted by the Borrowers in connection with this Agreement are true and correct in all material respects and sufficiently complete to give the Lender accurate knowledge of the financial condition of each Borrower, including all material contingent liabilities, and said financial statements fairly present the financial condition  of each of the Borrowers at the date thereof and the results of the periods covered thereby, and have been prepared in accordance with the financial reporting requirements specified in Appendix to this Agreement.  Since the date of the most recent financial statements referred to above, there have been no material changes in the financial condition, business or prospects of any of the Borrowers other than changes in the ordinary course of business, and no such changes have been materially adverse changes.  None of the Borrowers have any knowledge of any liabilities, contingent or otherwise, not reflected in said financial statements.

8.6           Title to Assets.  Each of the Borrowers has good and marketable title to their assets, including without limitation all assets shown on the financial statements from time to time delivered or pledged to the Lender; and except as permitted under this Agreement, such assets are not subject to any Liens.

8.7           Tax Status.  Each of the Borrowers has filed all federal, state, city and other tax returns required to be filed.  All taxes, assessments and other governmental charges shown to be due on said returns or in any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any governmental authority have been paid.  None of the Borrowers has any knowledge of any pending assessments or adjustments of their income tax for any year.

8.8           Compliance with Law.  Each of the Borrowers has duly observed, conformed and complied in all material respects with all laws, decisions, judgments, rules, regulations and orders of all courts, governmental and regulatory authorities relating to the conduct of its business, or its properties and assets, except those being contested in good faith by appropriate proceedings diligently pursued with adequate reserves established.

8.9            Other Regulations.  None of the Borrowers are subject to any statute or regulation restricting its ability to incur indebtedness or encumber its properties.

8.10           Security Interest.  The Notes and all other Obligations of the Borrowers hereunder will be secured by, and the security interests created by the Security Agreements, the Mortgage Documents and the other Loan Documents will create, a valid, first priority security interest in favor of the Lender in the Collateral, enforceable against the creditors of the Borrowers, any person with an interest in the real property where any Collateral is located and any present or future creditor obtaining a Lien on such property.  All Collateral owned by the Borrowers, or any of them, shall also secure all other present and future Obligations of the Borrowers to the Lender (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing or received written notice thereof).  All personal property collateral securing any other present or future obligations of the Borrowers to the Lender shall also secure the Obligations.

8.11           Collateral.  All Collateral is owned by the grantor of the security interest therein free and clear of any title defects or any Liens or interests of others, except those approved in writing by the Lender.  Without limiting the generality of the foregoing, each of the Borrowers expressly represents that they are the legal and equitable owners of the Collateral represented by them to be owned by them and hold the same free and clear of all Liens and rights of others of every kind and nature whatsoever, except for any security interest permitted by Section 10.2 of this Agreement, and each has good right and legal authority to assign, deliver, and/or create a security interest in such Collateral in the manner hereby provided or contemplated.

8.12           Other Obligations.  None of the Borrowers are in default on any material obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligations.  There is no event which is, or with notice or lapse of time, or both, would be a default under this Agreement.

8.13           Insurance.  The Borrowers have obtained, and maintained in effect, the insurance coverage required by Section 9.2 of this Agreement.

8.14           ERISA.  That the most recent annual report filed by each Borrower pursuant to Section 104 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (including without limitation, all related financial and actuarial statements) is complete and correct, and no event has occurred and is continuing which would permit the Pension Benefit Guaranty Corporation (“PBGC”) established under ERISA to institute proceedings to terminate any pension plan, or other class of employee benefit which the PBGC has elected to insure (“Pension Plan”), established or maintained by each Borrower or any Affiliate.

8.15           Environmental Matters.  That there has not been a known release, or exists a known threat of release of, hazardous materials, hazardous waste, hazardous or toxic substance or oil from any site operated by any Borrower or any of its Affiliates or any Borrower has not incurred any expense or loss in connection therewith or with any Borrower’s obtaining knowledge of any investigation, action or the incurrence of any expense or loss by any governmental authority in connection with the assessment, containment or removal of any hazardous material or oil for which expense or loss any Borrower or any of its Affiliates may be liable or the violation of any Environmental Law.  As used herein, the terms “hazardous waste,” “hazardous or toxic substance,” “hazardous material” or “oil” shall have the same meanings as defined and used in any of the following (the “Acts”):  the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; and/or the regulations adopted and publications promulgated pursuant to any of the Acts, or any similar applicable state laws as the same may be amended from time to time.

SECTION 9.          Borrowers’ Affirmative Covenants

Each Borrower covenants and agrees that until payment in full of all amounts outstanding hereunder and under the Notes, each shall do all of the following:

9.1           Legal Existence, Franchisee Standing, Etc.  Maintain and preserve its legal existence in the form of organization identified in the certificates delivered to the Lender pursuant to Section 7(e) of this Agreement; continue to be a franchisee of Buffalo Wild Wings or Bagger Dave’s (as applicable) in good standing and maintain all rights, privileges, franchises, and other authority adequate for the conduct of its business; maintain the Collateral and its other properties, equipment, and facilities in good order and repair; and conduct its business in an orderly manner without voluntary interruption.

9.2           Insurance.  Maintain insurance for the Collateral and its other properties in such amounts and in such form as is customary for similarly situated businesses in accordance with the requirements of the Franchise Documents, providing for not less than thirty (30) days notice of cancellation or change in form or nonrenewal to the Lender or the Lender’s assignee, as the case may be, and with losses with respect to the Collateral payable to the Lender or to the Lender’s assignee, as the case may be, under a lender’s loss payable endorsement with respect to personal property, an additional insured with respect to liability insurance, and as mortgagee with respect to the Fee Premises and the Leasehold Premises.  Upon the request of the Lender, to deliver to the Lender a copy of each insurance policy, or if permitted by the Lender, a certificate or other evidence of insurance listing all insurance in force.

9.3           Use of Collateral; Taxes and Other Liabilities.  Keep the Collateral in good order and repair, and use the same in compliance with all applicable laws and policies of insurance thereon, and pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments, and governmental charges upon or against it or the Collateral, or for its use or operation, or any of its other properties, and all its other liabilities at any time existing.  Upon an Event of Default, the Lender may discharge taxes and other encumbrances at any time levied or placed on the Collateral, make reasonably necessary repairs thereon, or provide reasonably necessary maintenance with respect to it, and place and pay for appropriate insurance thereon and pay any necessary filing fees, and the Borrowers will reimburse the Lender on demand for any and all expenditures so made, and, until paid, the amount thereof shall be an obligation secured by the Collateral and shall bear interest at a rate equal to the Prime Rate plus five percent (5%) per annum until paid, provided that the Lender shall have no obligation to make any such expenditures nor shall the making thereof relieve Borrower of any default;

9.4           Records and Reports.  Maintain a system of accounting in accordance with GAAP and furnish to the Lender:

(a)           as soon as available, and in any event within one hundred and twenty (120) days after the close of each fiscal year of each of the Borrowers, annual financial statements of each such Borrower on a consolidated and consolidating basis, including balance sheets, income statements, profit and loss statement, and statements of cash flow, and store-by-store operating performance (profit and loss statement), including a comparison of each store’s performance for the prior fiscal year prepared by each Borrower's independent certified public accountant reasonably satisfactory to the Lender (such certificate to be in such form as generally recognized as unqualified and to be accompanied by an opinion of such certified public accountants that, to their knowledge, there had occurred no event which is, or with the lapse of time or the giving of notice or both would be, an Event of Default hereunder or, if the contrary had appeared from their examination, to state facts found by them);

(b)           as soon as available, and in any event within one hundred twenty (120) days after the close of each fiscal year of each of the Borrowers, a covenant compliance certificate substantially in the form attached hereto as Exhibit 9.4 signed by a duly authorized officer of each such Borrower or other duly authorized agent for each Borrower together with each Borrower’s calculations evidencing compliance with the financial covenants contained in Sections 10.5 and 10.6 of this Agreement;

(c)           as soon as available, and in any event within sixty (60) days after the close of each fiscal quarter each of the Borrowers, internally prepared quarterly balance sheets and income statements of each such Borrower on a consolidated and consolidating basis with store-by-store operating performance (profit and loss statement), and, at any time that an Event of Default has occurred and is continuing hereunder, if requested by Lender, quarterly balance sheets and income statements of each such Borrower on a consolidating and consolidated basis prepared by each Borrower’s independent accountants;

(d)           Within twenty (20) days after the end of each calendar month individual store sales reports in form and substance satisfactory to the Lender, for the immediately preceding month;

(e)           as soon as available, and in any event within forty-five (45) days after the close of each fiscal quarter of each of the Borrowers, a covenant compliance certificate substantially in the form attached hereto as Exhibit 9.4 signed by a duly authorized officer of each such Borrower or other duly authorized agent for each such Borrower;

(f)           as soon as available, and in any event within ninety (90) days after the close of each fiscal year of each of the Borrowers, commencing with the year ending December 31, 2012, annual management prepared projections/forecasts and business plans for each such Borrower for each of the stores operated by the Borrowers, in form and substance satisfactory to the Lender;

(g)           within thirty (30) days after filing but no later than October 31 of any year, copies of federal tax returns filed by the Personal Guarantor, along with a personal financial statement in form and substance reasonably acceptable to Lender for such Personal Guarantor;

(h)           when received notices of material litigation and proceedings, material environmental actions and liabilities and material ERISA and tax events and liabilities; and

(i)           such other information relating to the affairs of the Borrowers and the Guarantor as the Lender reasonably may request from time to time, including, without limitation, financial statements, in form and substance satisfactory to the Lender, certificates of good standing issued by the governmental authorities of the relevant jurisdiction of formation, and copies of federal, state and local tax returns.

9.5           Inspection.  Permit the Lender or its designees, at any time and from time to time, and at Lender’s sole cost and expense (absent an Event of Default), to discuss the affairs, finances and accounts of the Borrowers with their officers, representatives, accountants, and with any employee, agent or representative of Buffalo Wild Wings or Bagger Dave’s, to visit and inspect the Collateral and other properties of the Borrowers, provided that any such visit shall be conducted in a manner so as not to unreasonably interfere with the business of the store where the Collateral is located and shall require prior notice to the Borrowers, and to examine and make copies of and take abstracts from the books and records of the Borrowers.  If any of the properties, books or records are in the possession of a third party, the Borrowers authorize that third party to permit the Lender or its agents to have access to perform inspections or audits and to respond to the Lender’s requests for information concerning such properties, books and records, following prior notice to Borrowers by Lender.

9.6           Use of Loan Proceeds.  No portion of any proceeds of any Loan will be used for personal, family, or household purposes.  No portion of any proceeds of any Loan will be used directly or indirectly to purchase or carry any “margin stock” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or to extend credit to, or invest in, other parties for the purpose of purchasing or carrying any such “margin stock,” or to reduce or retire any Indebtedness incurred for such purpose.

9.7           Notice of Certain Events.  Promptly notify the Lender of the occurrence of (i) any Default or Event of Default; (ii) any change in the name, address(es), identity, place of business, chief executive office (if any), or organizational structure of any of the Borrowers from that shown on the certificate delivered to the Lender pursuant to Section 7(e) hereof or in any subsequent notice delivered pursuant to this Section, (which notice shall be given no later than one month prior to the effective date of any such change); (iii) any litigation with Buffalo Wild Wings or Bagger Dave’s and any other litigation which, if adversely determined, might have a material adverse effect on the assets, business or prospects of any of the Borrowers; (iv) any attachment, levy, execution or other legal process levied against any of the Collateral.

9.8           Compliance with Laws.  Duly observe, conform and comply in all material respects with all laws (including any fictitious or tradename statute), decisions, judgments, rules, regulations and orders of all governmental and regulatory authorities relating to the conduct of its business or its properties and assets, except those being contested in good faith by appropriate proceedings diligently pursued.

9.9           Compliance with Franchise Documents. Duly observe, conform and comply in all material respects with each of the obligations imposed on it in each of the Franchise Documents.

9.10         Locations of Collateral.  Except for those locations disclosed to the Lender in the certificate delivered to the Lender as of the date of this Agreement, all Collateral, will be kept at the locations disclosed to the Lender as of the date of this Agreement; provided, however, that inventory may be moved to any Buffalo Wild Wings or Bagger Dave’s store operated by any of the Borrowers without prior written notice to the Lender in order to maintain the normal business operations of such store.

9.11           Further Assurances.  At all times, and from time to time, execute and deliver such further documents and agreements and perform such acts as may reasonably be requested by the Lender to effect the purposes and intent of the parties to this Agreement, including without limitation, performing any act and providing the Lender with any documentation necessary to perfect the Lender's security interest in the Collateral.

9.12           Deposit Account.  Maintain the Account with the Lender.

9.13           Annual Clean-up Requirement for Revolving Line of Credit Loan.  The Borrowers shall cause the outstanding principal balance of the Revolving Line of Credit Loan to be $0 for at least 90 consecutive days during each twelve (12) month period while the Revolving Line of Credit Loan is outstanding, commencing with the first twelve (12) month period measured from the Closing Date.

SECTION 10.         Borrower’s Negative Covenants

Each Borrower covenants and agrees that until payment in full of all amounts outstanding hereunder and under the Notes, each Borrower shall not do any of the following:

10.1         Additional Indebtedness. Create, incur, assume or permit to continue any Indebtedness, except (i) indebtedness to the Lender, (ii) indebtedness related to the purchase money security interests referred to in Section 10.2(e) below, (iii) indebtedness listed on the attached Exhibit 10.1, and (iv) indebtedness to any shareholders or members of the Borrower, provided that any indebtedness to any shareholders or members of the Borrower shall be subordinated to all Indebtedness of the Borrower to the Lender, and provided further that no payment on any such shareholder or member indebtedness may be made at any time that an Event of Default has occurred and is continuing hereunder or when such payment on any such shareholder indebtedness would result or would be reasonably expected to result in an Event of Default immediately upon such payment or with the passage of time.

10.2         Liens and Encumbrances.  Create, incur, assume, or permit to exist any Lien on, or sell or transfer, either with or without recourse, any interest in, the Collateral other than the following:

(a)           Liens in favor of the Lender or any of its affiliates;

(b)          Liens for taxes not delinquent or being contested in good faith and in appropriate proceedings for which adequate reserves have been established, provided that no notice of lien has been filed or other action taken to perfect or foreclose on such Lien;

(c)         Liens in connection with workers' compensation, unemployment insurance, or social security obligations;

(d)         Mechanics', workmen's, materialmen's, landlords', carriers', or other like Liens arising in the ordinary and normal course of business with respect to obligations which are not due or which are being contested diligently in good faith with adequate reserves established;

(e)         Purchase money security interests securing Indebtedness not to exceed $100,000 in the aggregate  for all of the Borrowers outstanding at any time incurred in purchasing fixed assets in the ordinary course of business (which Indebtedness does not, when incurred, exceed the lesser of the purchase price or fair market value of the property being acquired) or in leasing fixed assets pursuant to capital leases, provided that no such purchase money security interest shall cover property other than property acquired with the proceeds of such Indebtedness and provided further that the Lender shall have been given prior written notice thereof; and

(f)          Liens granted to Buffalo Wild Wings or Bagger Dave’s in connection with the business relationships with each, provided that all such Liens shall be subordinated to the Lender on terms and conditions satisfactory to the Lender.

10.3        Merger or Consolidation.  Liquidate, dissolve, merge or consolidate, or sell or lease all or substantially all of its business or assets.

10.4        Change in Control. Permit any change in the ownership, management or control without the prior written consent of the Lender.

10.5        Debt Service Coverage Ratio.  Permit the Debt Service Coverage Ratio of the Borrowers on a consolidated basis to be less than 1.20 to 1.0, on the last day of each fiscal quarter of the Borrowers, measured on the basis of the twelve (12) month period immediately preceding the date of such computation, commencing with the fiscal period ending on December 31, 2012.

10.6        Lease Adjusted Leverage Ratio (tested on a quarterly basis).  Permit the Lease Adjusted Leverage Ratio of Borrowers on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on a quarterly basis for the trailing twelve (12) month period.  “Applicable Ratio” shall mean 5.50:1.00 for calculations made on or before December 31, 2013: 5.00:1.00 for calculations made on or before December 31, 2014; and 4.50 to 1.00 for calculations made on December 31, 2015 and thereafter.

10.7        Loans and Investments.  Make investments in, or loans or advances to, any individual, partnership, corporation, trust or other organization or person, except that the Borrowers may invest its excess funds in readily marketable securities issued by the United States of America maturing within one (1) year from the date of acquisition, in prime commercial paper and in certificates of deposit maturing within one (1) year issued by commercial banks having capital, surplus and undivided profits aggregating not less than $20,000,000.

10.8         Restaurant Closures.  Close any Restaurant operated by Borrowers without prior written consent of the Lender.

10.9         Distributions.  Make any Distribution, other than to a Borrower, without the Lender’s prior written consent.

10.10       Lien Amounts.  Permit any lien or encumbrance (other than liens for unpaid real estate taxes being contested in good faith).

SECTION 11.         Security Interest

11.1         Creation of Security Interest.  As collateral security for the payment and performance in full of all Obligations, each of the Borrowers shall execute and deliver to the Lender on the date hereof a Security Agreement and the Mortgage Documents.

11.2          Rights in Collateral.  In addition to and not in limitation of its rights under the Security Agreements and the Mortgage Documents, the Lender may, except to the extent limited in Section 9.3, at its option, at any time, whether or not obligations of Borrowers to the Lender are due, without notice or demand on Borrowers, with respect to any Collateral (i) make, adjust and settle claims under any insurance policy related thereto; and (ii) take such other action, including, without limitation, the execution and delivery of any instruments, documents and agreements in the name of Borrowers, or any of them, as the Lender deems necessary or desirable to protect its interests therein and to carry out the purposes of this Agreement.  The Lender shall have no duty as to the collection or protection of the Collateral or as to the preservation of any rights pertaining thereto.

SECTION 12.         Events of Default

Upon the occurrence of any of the following events (each an “Event of Default”), at the option of the Lender, or automatically without notice or any other action upon the occurrence of any event specified in Section 12.8, the unpaid principal amount of all Loans together with accrued interest and all other obligations owing by the Borrowers to the Lender shall become immediately due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived:

12.1           Failure to Pay Obligations.  Failure to provide sufficient funds in the Account to enable payment, or otherwise fail to make payment, of any principal amount owing under the Notes within ten (10) days of when due, or any interest thereon, or any fees or any other amount required hereunder, which failure shall continue beyond any applicable grace or cure period.

12.2           Failure to Maintain Legal Existence, Franchisee Standing, Etc.  Failure of Borrowers, or any of them, to perform any covenant contained in Section 10.1, provided that Borrowers shall have thirty (30) days to remedy the condition giving rise to such failure unless such condition gives Buffalo Wild Wings or Bagger Dave’s (as applicable) the right to terminate any franchise agreement between such entity and any of the Borrowers.

12.3           Failure to Comply with Franchise Documents.  Failure of Borrowers, or any of them, to perform any covenant contained in Section 9.9 after giving effect to any applicable cure periods contained in the Franchise Documents.

12.4           Breach of Certain Covenants.  Failure of Borrowers, or any of them, to perform any covenant contained in Sections 9.2, 9.7 and 10.1 through 10.10 of this Agreement.

12.5           Breach of Covenant.  Failure of Borrowers, or any of them, to perform any term, covenant or condition of this Agreement, the Notes, the Hedging Contracts or the Collateral Documents (other than those specified in Sections 12.1, 12.2, 12.3 and 12.4 above), which failure shall continue beyond any applicable grace or cure period.

12.6           Breach of Representation or Warranty/Fraud.  Any fraud committed or permitted by Borrowers, or any of them, or any Guarantor, or any representation or warranty of Borrowers, or any of them, or any Guarantor made herein, in any or in connection with any of the Collateral Documents or in any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect when made.

12.7           Default Under Other Agreements.  Default by Borrowers, or any of them, (as principal or guarantor or other surety) in the payment of any obligation for borrowed money or other credit accommodation (including obligations under leases), or in the performance of any agreement evidencing or securing such obligations, which alone or in the aggregate exceed $100,000.00, for such period of time which permit or as would have permitted the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, assuming the delivery of any required notices, or would have constituted an event of default thereunder.

12.8           Bankruptcy, Etc.  The occurrence of any of following by, against or with respect to Borrowers, or any of them, or any endorser, guarantor or surety for any obligation of Borrowers to the Lender, or any general partner of any Borrower or any such endorser, guarantor or surety:  Dissolution, termination of existence or insolvency; or appointment of a receiver of any property of substantial value; or a common law assignment or trust mortgage for the benefit of creditors; or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension; provided however, in the case of the filing of a petition in bankruptcy or the commencement of any such proceedings against any such party, such party shall have sixty (60) days from the date of such filing or the commencement of such proceedings to dismiss such proceedings.

12.9           Litigation; Judgments or Attachments.  Any material litigation against Borrowers, or any of them, shall be initiated by Buffalo Wild Wings or Bagger Dave’s and not dismissed within thirty (30) days; or any money judgment or judgments in the aggregate sum of $100,000.00 or more shall be rendered against Borrowers, or any of them, or any of their respective assets and shall remain unsettled or unsatisfied for a period of thirty (30) days unless the effectiveness or finality of such judgment shall have been stayed within such thirty-day period; or any writ or warrant of attachment or similar process involving the aggregate sum of $100,000.00 or more shall be entered or filed or levied against Borrowers, or any of them, or any of their respective assets and shall not be discharged, released, stayed or bonded within thirty (30) days after its entry, filing or levy, or in any event by five (5) days prior to the date of any proposed sale thereunder.

12.10         Termination of Franchise.  Any franchise agreement in which the Borrowers, or any of them, are a party shall have been terminated or not renewed for any reason without the prior written consent of the Lender or Borrowers, or any of them, shall have been notified that Buffalo Wild Wings or Bagger Dave’s intends either to terminate or not renew its franchise.

12.11         Dissolution; Death.  (i) A receiver or similar official is appointed for a substantial portion of any Borrower’s business or the business of any guarantor of the Obligations, or such business is terminated, or Borrowers, or any of them, or any such guarantor is liquidated or dissolved, (ii) any order, judgment or decree shall be entered against Borrowers, or any of them, or any guarantor of the Notes decreeing its dissolution or division or the expropriation or confiscation of its assets; or (iii) the death or permanent incapacity of the Personal Guarantor shall have occurred.

12.12         Material Adverse Change; Lien Priority; Governmental Action.  A materially adverse change in the business, operations, properties, assets or condition (financial or otherwise) of any of the Borrowers or the ability to repay the Loans, occurs, or in the reasonable determination of the Lender, is reasonably likely to occur; the Lender shall have reasonably determined that it is insecure for any reason; the Lender shall fail to have an enforceable first priority Lien in the Collateral, or any governmental authority shall take any action that the Lender reasonably believes materially adversely affects Borrower’s ability, or the ability of any guarantor of the Obligations, to repay the Loans.

12.13        Insurance or Condemnation Proceeds.  The Borrowers, or any of them, or any Guarantor uses or applies (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Collateral or (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Collateral, in violation of the terms of the Loan Documents.

SECTION 13.          Lender's Rights and Remedies

13.1           Pre- and Post-Default.  Regardless of whether or not an Event of Default has occurred, in any jurisdiction where enforcement of its rights hereunder is sought, the Lender shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts or such other law as may be applicable and the Lender may exercise any and all rights it has under this Agreement, the Notes, or any other documents or agreements executed in connection herewith or therewith, or at law or in equity and proceed to protect and enforce the Lender's rights by any action at law, in equity or other appropriate proceeding.

13.2           Post-Default.  Upon the occurrence of an Event of Default, the Lender shall have the rights with respect to the Collateral provided for in the Security Agreement and the Mortgage Documents.

SECTION 14.          Miscellaneous

14.1           Survival of Warranties.  All agreements, representations, and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans hereunder.

14.2           Expenses.  The Borrowers agree, on a joint and several basis, to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, administration, and enforcement of this Agreement, the Notes and any other agreement or instrument required by this Agreement, and the realization on the Collateral, and any waiver or amendment of any provision hereof or thereof, any “workout” or restructuring under this Agreement including, without limitation, stamp or other documentary taxes and charges, intangible taxes and other state and local taxes and charges, filing and recording fees and costs and fees associated with search reports with respect to the Lender's lien priorities on the Collateral and the reasonable attorneys' fees including any allocated costs of in-house counsel to the extent permitted by applicable law.  The amount of such costs and expenses, until paid, shall be an obligation secured by the Collateral. The Borrower agrees to indemnify the Lender from and hold it harmless against any such taxes, charges, fees and costs which the Lender, in its sole discretion, undertakes to pay on behalf of Borrowers, or any of them.  If an Event of Default shall have occurred and is then continuing, the Borrowers further agree, on a joint and several basis, to pay on demand the costs of periodic field examinations and inspections of Borrowers’ books, records and Collateral, and appraisals of the Collateral, at such intervals as the Lender may reasonably require, provided that, unless an Event of Default has occurred, Borrowers shall not be required to pay for more than one of any such examination, inspection or appraisal in any calendar year.  Such examinations, inspections and appraisals may be performed by employees of the Lender or by independent examiners and appraisers.  In the event of litigation or an arbitration proceeding between the parties hereto, the prevailing party is entitled to recover costs and reasonable attorneys’ fees incurred in connection therewith, as determined by the court or arbitrator.  In the event that any case is commenced by or against any of the Borrowers under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute, the Lender shall be entitled to recover costs and reasonable attorneys’ fees incurred by the Lender in the preservation, protection, or enforcement of any rights of the Lender in such a case.  As used in this Agreement, “attorneys’ fees” includes the allocated costs of in-house counsel.  The obligations of the Borrowers under this Section 14.2 shall survive payment of the Loans and assignment of any rights hereunder.

14.3           Final Agreement; Amendments; Waivers.  This Agreement, the Notes, the Hedging Contracts and the Collateral Documents (i) represent the sum of the understandings and agreements between the Lender and the Borrowers concerning this credit, (ii) replace any prior oral or written agreements between the Lender and any such parties concerning this credit, and (iii) are intended by the Lender and the Borrowers as the final, complete and exclusive statement of the terms agreed to by them.  No amendment of any provision of this Agreement, the Collateral Documents, the Hedging Contracts or any Note shall be effective unless in writing signed by the Borrowers and the Lender, and no waiver of compliance with any of the terms and conditions of this Agreement, the Collateral Documents or the Notes shall be effective unless in writing signed by the Lender. No failure or delay on the part of the Lender in the exercise of any power, right, or privilege hereunder or under the Collateral Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude other or further exercise thereof or of any other right, power, or privilege.  All rights and remedies existing under this Agreement, the Notes, the Hedging Contracts or under the Collateral Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  The Lender retains all rights hereunder notwithstanding any course of conduct to the contrary, including the making of any Loan after and during the continuance of a default or an Event of Default.

14.4           Severability.  In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.5           Applicable Law.  This Agreement, the Note, and the Collateral Documents and all documents provided for herein and therein and the rights and obligations of the parties thereto shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules; provided, however, that any leasehold mortgage or mortgage provided for herein which covers a property located in Indiana shall be governed and construed in accordance with the laws of the State of Indiana without regard to it conflict of law rules; and provided further that any leasehold mortgage or mortgage provided for herein which covers a property located in Michigan shall be governed and construed in accordance with the laws of the State of Michigan without regard to its conflict of law rules; and provided further that any leasehold mortgage or mortgage provided for herein which covers a property located in Illinois shall be governed and construed in accordance with the laws of the State of Illinois without regard to its conflict of law rules.  Borrower agrees that any suit for the enforcement of this Agreement, any Note or the Collateral Documents may be brought in the courts of the Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified herein for notices.  Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

14.6           Successors and Assigns; Assignability.  This Agreement may not be assigned by any of the Borrowers and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns at law.  The Lender may sell, assign, transfer, or grant participations, in whole or in part, in any Note without the prior written consent of any of the Borrowers, and the Borrowers agree that (i) any such purchaser, assignee, or transferee shall be entitled to all rights, remedies and benefits of the Lender in, to, and under this Agreement, the Notes and Collateral Documents, and such purchaser, assignee, or transferee shall be and become the “Lender” hereunder for all purposes of this Agreement, the Notes, and the Collateral Documents, and (ii) any such purchaser, assignee, transferee, or participant shall be entitled to the benefits of Sections 6.2(b) and 14.15 of this Agreement to the same extent as if such transferee or participant were the Lender hereunder.

14.7           Counterparts .  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14.8           Section Headings.  The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

14.9           Waivers.  Borrowers waive presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loan made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon, all demands and notices in connection with the delivery, acceptance, performance, default, or enforcement of any Note or other evidence of Indebtedness secured by the Collateral and all other demands and notice of any description, except for any notices to be provided to Borrowers pursuant to the terms of this Agreement and/or the other Loan Documents.  With respect to both the obligations and the Collateral, Borrowers assent to any extension or postponement of the time of payment or any other forgiveness or indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.  The Lender may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement for obligations.

14.10           Authorization To Conduct Due Diligence With Third Parties.  Borrowers hereby authorize the Lender and any of the Lender's representatives, agents or assigns, to contact Buffalo Wild Wings or Bagger Dave’s, the Borrowers’ respective accountants, insurance agents, attorneys and other representatives and agents of Buffalo Wild Wings or Bagger Dave’s and the Borrowers for the purpose of discussing the Borrowers’ affairs and financial condition and to obtain such information from, and conduct such other due diligence with, such third parties from time to time as the Lender deems necessary or desirable.  Borrowers hereby authorize and direct all such third parties to provide such information to the Lender, the Lender's representatives, agents and assigns, and to cooperate fully in all respects in connection with any requests for information regarding the Borrowers.

14.11           Agency.  Borrowers acknowledge and agree that all of the rights and remedies which may be exercised by the Lender under this Agreement, the Notes, the Hedging Contracts and all Collateral Documents, and all demands and notices which may be given by the Lender under this Agreement, may be exercised and/or given (as the case may be) by an agent appointed by the Lender for such purposes and identified to the Borrowers in writing by the Lender from time to time.

14.12           Notice.  All notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set forth below, (iii) on the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, (iv) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered, or (v) on the third business day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto.  No notice of change of address shall be effective except upon actual receipt.  This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

to the Borrowers:	Diversified Restaurant Holdings, Inc.
27680 Franklin Road
Southfield, MI 48034
Attn: President

With a copy to:	Michael T. Raymond, Esq.
Dickinson Wright PLLC
2600 W. Beaver Road, Suite 300
Troy, MI 48084
Telephone: (248) 433-7273
Telecopy: (248) 433-7274

to the Lender:	RBS Citizens, National Association
28 State Street
14th Floor, MS1420
Boston, Massachusetts 02109
Attn: Christopher Wickles, Senior Vice President
Telephone: (617) 994-7029
Telecopy: (617) 725-5693

With a copy to:	Christopher J. Currier, Esq.
Partridge Snow & Hahn LLP
1700 West Park Drive, Suite 200
Westborough, Massachusetts 01581
Telephone: (508) 599-3000
Telecopy: (508) 599-3010

Personal delivery to a party or to any officer, partner, agent or employee of such party at its address herein shall constitute receipt.  Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt.

14.13           Indemnity.  The Borrowers, and each of them, will indemnify and hold the Lender harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Agreement or any document required hereunder, (b) any credit extended or committed by the Lender to the Borrowers hereunder, and (c) any litigation or proceeding related to or arising out of this Agreement, any such document, or any such credit.  This indemnity includes but is not limited to attorneys' fees (including the allocated cost of in-house counsel).  This indemnity extends to the Lender, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys, and assigns.  This indemnity will survive repayment of the Borrowers’ obligations to the Lender.  All sums due to the Lender hereunder shall be obligations of the Borrower, due and payable immediately without demand.

14.14           Jury Waiver.

THE PARTIES HERETO IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM.  EACH OF THE BORROWERS AND THE LENDER HEREBY IRREVOCABLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY AND AGREES THAT NEITHER, INCLUDING ANY ASSIGNEE OR SUCCESSOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY NOTE, ANY COLLATERAL DOCUMENTS AND OTHER RELATED AGREEMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM.  NEITHER THE BORROWERS, NOR ANY OF THEM, NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.  NEITHER THE UNDERSIGNED NOR THE LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

14.15           Lien and Setoff.  Borrowers, and each of them, hereby grant to the Lender a continuing lien, security interest, and right of setoff as security for all of its liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of each of the Borrowers (other than clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of, or in transit to, the Lender. Upon an Event of Default or upon receipt by Lender of any legal process, including summons to trustee, relating to any deposits, credits, collateral or property of the Borrowers, or any of them, in the possession, custody or control of, or in transit to, the Lender, without further demand or notice (any such notice being expressly waived by Borrowers), the Lender may setoff the same or any part thereof and apply the same to any liability or obligation of Borrowers, or any of them, even though unmatured and regardless of the adequacy of any other collateral securing the Loan evidenced hereby.  TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY OF THE BORROWERS, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Credit Agreement ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC,
Each a Michigan Limited Liability Company

By: AMC Wings, Inc., sole member of each of
the above listed entities

By:   /s/Jason T. Curtis
        Jason T. Curtis, Secretary

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

By: /s/Jason T. Curtis
      Jason T. Curtis, Secretary
      of each of the above listed entities

~ Signature page to Credit Agreement ~

STATE OF MICHIGAN
COUNTY OF MACOMB

On this 24 day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of AMC Wings, Inc., the sole member of each of TMA Enterprises of Ferndale, LLC, Ansley Group, L.L.C., AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

/s/ Brett Bilicki
Print Name:
Notary Public, Macomb County, MI
Acting in Macomb County
My commission expires:   7/19/2017

STATE OF MICHIGAN
COUNTY OF MACOMB

On this 24 day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of each of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc., proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

/s/ Brett Bilicki
Print Name:
Notary Public, Macomb County, MI
Acting in Macomb County
My commission expires:  7/19/2017

~ Signature page to Credit Agreement ~

RBS CITIZENS, NATIONAL ASSOCIATION

By:	/s/ Christopher J. Wickles
Christopher J. Wickles, Senior Vice President

APPENDIX I

DEFINITIONS

Definitions and Accounting Terms.  Unless otherwise specified in this Agreement, all accounting terms used in this Agreement shall be interpreted, all financial information required under this Agreement shall be prepared and all financial computations required under this Agreement shall be made in accordance with generally accepted accounting principles consistently applied, or on an income tax basis in accordance with standards established by the American Institute of Certified Public Accountants consistently applied.  All capitalized terms used in this Agreement, the Notes or in any certificate, report or other document made or delivered in connection with this Agreement, unless otherwise defined therein, shall have the following meanings:

Account. As defined in Section 6.1 of this Agreement.

Acquisition Locations.  The premises listed in the attached Schedule A and identified as the “Acquisition Locations”.

Adjusted LIBOR Rate.  Relative to any loan to be made, continued or maintained as, or converted into, a LIBOR Rate Loan for any LIBOR Interest Period, a rate per annum determined by dividing (x) the LIBOR Rate for such LIBOR Interest Period by (y) a percentage equal to one hundred percent (100%) minus the LIBOR Reserve Percentage.

Advance.  A Line Advance or a Revolver Advance, as applicable.

Affiliate.  As applied to any Person, a spouse or relative of such Person, any member, director, partner or officer of such Person, any corporation, partnership, association, firm or other entity of which such Person is a member, director, partner or officer, and any other Person directly or indirectly controlling, controlled or under direct or indirect common control with such Person, including, without limitation, any subsidiary.

Agreement.  This Agreement, as amended or supplemented from time to time.

Acquisition Entities.  Together, AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Pointe, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc.

Bagger Dave’s.  Bagger Dave’s Franchising Corporation.

BWW Development Advance.  As defined in Section 3.2 hereof.

Bagger Dave’s Documents. All franchise documents issued by Bagger Dave’s to any of the Borrowers.

Bagger Dave’s Legendary Burger Tavern Restaurant.  Any Restaurant operated as a Bagger Dave’s Legendary Burger Tavern Restaurant.

BD Development Advance.  As defined in Section 3.2 hereof.

Buffalo Wild Wings. Buffalo Wild Wings International, Inc., an Ohio corporation, and its subsidiaries.

BWW Development Advance.  As defined in Section 3.2 hereof.

Buffalo Wild Wings Documents. All franchise documents issued by Buffalo Wild Wings to any of the Borrowers.

Buffalo Wild Wings Restaurant.  Any Restaurant operated as a Buffalo Wild Wings restaurant.

Business Day.

(a)           With respect to any LIBOR Advantage Loan or Prime Rate Loan, any day which is neither a Saturday, Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston.

(b)           With respect to any LIBOR Rate Loan:

(i)           Any day which is neither a Saturday nor Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in Boston, Massachusetts;

(ii)          When such term is used to describe a day on which a borrowing, payment, prepayment or repayment is to be made in respect of a LIBOR Rate Loan, any day which is (i) neither a Saturday nor Sunday nor a legal holiday on which commercial banks are authorized or required to be closed in New York City; and (ii) a London Banking Day; and

(iii)         When such term is used to describe a day on which an interest rate determination is to be made in respect of a LIBOR Rate Loan, any day which is a London Banking Day.

Clinton Township Property.  The property located at 15745 15 Mile Road, Clinton Township, Michigan.

Closing Date.  September 25, 2012.

CMLTD.  The current maturities of long term debt, as defined in accordance with GAAP.

Collateral.  Any property (real or personal) on which a Lien exists in favor of the Lender securing the obligations of the Borrowers hereunder and under the Notes or other documents.

Collateral Documents.  All Uniform Commercial Code financing statements, Mortgage Documents, the Security Agreement, IP Security Agreements, and any other documents executed and delivered by any of the Borrowers, as the same may be from time to time modified, supplemented, renewed, continued or amended.

Commitment Fee.  As defined in Section 3.6 of this Agreement.

Conversion Date.  As defined in Section 3.5 of this Agreement.

Debt Service Coverage Ratio.  For the period in question, on a consolidated basis for Borrowers and all Affiliates, the calculation described as a ratio of (i) (a) EBITDA, plus (b) pre-opening costs, less (c) cash taxes, less (d) maintenance capital expenditures ($10,000 per store), less (e) Distributions, plus or minus (as the case may be) (f) the net change of the amount of stockholder/member/intercompany notes due to or due from the Borrowers and Affiliates of the Borrowers divided by principal and interest on CMLTD.  For purposes of calculating the net increase or decrease in the amount of stockholder/member/intercompany notes, the aggregate amount of such intercompany obligations of the Borrowers and Affiliates for the period being measured shall be compared with the aggregate amount of intercompany obligations of the Borrowers and Affiliates for the 12-month period immediately preceding the period being measured.  Any net increase due to Borrowers or Affiliates or net decrease due from Borrowers or Affiliates shall be added to the numerator in the above ratio; and any net increase due from Borrowers or Affiliates or net decrease due to Borrowers or Affiliates shall be subtracted from the numerator in the above ratio.

Default.  An Event of Default or event or condition that, but for the requirement that time elapse or notice be given, or both, would constitute an Event of Default.

Development Line of Credit Loan.  As defined in Section 3.1 of this Agreement.

Development Line of Credit Note.  As defined in Section 3.1 of this Agreement.

Development Line Termination Date.  As defined in Section 3.1 of this Agreement.

Distributions.  For the period in question, the aggregate of all amounts paid or payable (without duplication) by any Borrower as dividends, distributions or owner withdrawals and/or compensation, and includes any purchase, redemption or other retirement of any ownership interests directly or indirectly through a subsidiary or otherwise and includes return of capital to members.

EBITDA.  With respect to any specified period, earnings for the Borrowers from the operations of the businesses on a consolidated basis before interest expense, income taxes, depreciation and amortization determined in accordance with GAAP, excluding gains or losses on the sale, disposition or abandonment of assets and excluding all other non-recurring gains and losses.

Entity Guarantors.  Together, Diversified Restaurant Holdings, Inc., AMC Group, Inc., AMC Wings, Inc., AMC Burgers, Inc., and Bagger Dave’s Franchising Corporation.

Event of Default.  Any event listed in Section 12 hereof.

Fee Mortgages.  The Mortgage, Security Agreements and Financing Statements recorded against the Fee Premises.

Fee Premises.  Collectively, the premises listed in the attached Schedule A and identified as a “Fee Premises”.

Franchise Agreement.  Any franchise agreement in effect between any Borrower and either Buffalo Wild Wings or Bagger Dave’s.

Franchise Documents.  All documents entered into by either Buffalo Wild Wings or Bagger Dave’s and any Borrower or the owner/operator of the Restaurants in connection with any lease, license, or franchise given by either Buffalo Wild Wings or Bagger Dave’s for the operation of the Restaurants, as the same may be amended or otherwise modified from time to time and including all renewals and extensions thereof.

Funded Debt.  The sum of all current and long-term obligations (including all current and long-term obligations with respect to capital leases) of any Person as of any date as of such date.

Funding Date.  With respect to the Term Loan, the 25th day of September, 2012.

GAAP.  Generally accepted accounting principles consistently applied.

Ground Lease.  Any lease of a facility by a Borrower or an Affiliate which includes the land on which the facility is located.

Guaranties/Guaranty.  The unlimited guaranties executed by the Personal Guarantor and the Entity Guarantors.  Each such guaranty shall be referred to as a “Guaranty” and all together as the “Guaranties”.

Hedging Contracts.  Any and all rate swap transactions, foreign exchange transactions, credit derivative transactions and commodity transactions, including, but not limited to, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transaction, collar transactions, currency swap transactions, cross-currency rate swap transactions, current options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement.

Hedging Obligations.  With respect to Borrowers, all liabilities of the Borrowers to the Lender under Hedging Contracts.

Incurrence Test.  The requirement contained in Section 7.1 (viii) of this Agreement.

Indebtedness.  As applied to each Borrower, (i) all obligations for borrowed money (excluding subordinated shareholder notes) or other extensions of credit, whether or not secured, including all obligations representing the deferred purchase price of property, other than accrued expenses and accounts payable on open account arising in connection with the purchase of inventory on terms customary in the trade, whether or not secured, (ii) all obligations evidenced by bonds, the Notes, debentures or other similar instruments, (iii)  all reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) all obligations secured by any mortgage, pledge, security interest or other lien on property owned or acquired whether or not the obligations secured thereby shall have been assumed, (v) the capitalized amount, as determined by accountants, of all obligations as lessee under capital leases, (vi) all guarantees and other contingent liabilities, and (vii) all obligations which are immediately due and payable out of the proceeds of or production from property now or hereafter owned or acquired.

Interest Payment Date.  The last Business Day of each LIBOR Interest Period or, in the case of Prime Rate Loans the 2nd day of each calendar month.

IP Security Agreements.  The security agreements covering Copyrights and Trademarks granted to the Lender as confirmed and amended.

Joinder Agreement.  As defined in Section 7.1(vi) of this Agreement, a form of which is attached hereto as Exhibit 7.1(vi).

Krygier APA.  The Asset Purchase Agreement dated July 13, 2012 by and among the Krygier Entities, Al Krygier, AMC Wings, Inc. and Diversified Restaurant Holdings, Inc.

Krygier Entities.  Such term as is “defined in” the Krygier APA.

LA Interest Payment Date.  Initially, October 2, 2012, thereafter the day of each succeeding month which numerically corresponds to such date or, if a month does not contain a day that numerically corresponds to such date, the LA Interest Payment Date shall be the last day of such month.

LA Interest Period.  With respect to any LIBOR Advantage Loan, the period commencing on (and including) the date hereof (the “Start Date”) and ending on (but excluding) the date which numerically corresponds to such date one month later, and thereafter, each one month period ending on the day of such month that numerically corresponds to the Start Date.  If an LA Interest Period is to end in a month for which there is no day which numerically corresponds to the Start Date, the LA Interest Period will end on the last day of such month.  Notwithstanding the date of commencement of any LA Interest Period, interest shall only begin to accrue as of the date the initial LIBOR Advantage Loan is made hereunder.

LA Margin means:

If the Lease Adjusted Leverage Ratio is greater than or equal to 5.50 to 1.00	3.7%

If the Lease Adjusted Leverage Ratio is greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	3.4%

If the Lease Adjusted Leverage Ratio is greater than or equal to 4.50 to 1.00 but less than 5.00	3.10%

If the Lease Adjusted Leverage Ratio is greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	2.75%

If the Lease Adjusted Leverage Ratio is less than 4.00 to 1.00	2.5%

Lease Adjusted Leverage Ratio.  As of any date means the ratio of (a) the sum of (i) Funded Debt, adjusted for New Unit Development and (ii) Third Party Rent for the twelve (12) month period ending on such date multiplied by eight (8), divided by (b) the sum of (i) EBITDA, plus (ii) pre-opening costs, plus (iii) Third Party Rent for the twelve (12) month period ending on such date.

Leasehold Premises.  Collectively, the premises listed in the attached Schedule A and identified as a “Leasehold Premises”.

Leasehold Mortgages.  The Leasehold Mortgages recorded against the Leasehold Premises.

Leased Properties.  Collectively, the premises listed on the attached Schedule A and identified as a “Leased Property”.

LIBOR Advantage Loan.  Any loan or advance for which the applicable rate of interest is based upon the LIBOR Advantage Rate.

LIBOR Advantage Rate.  Relative to any LA Interest Period, the offered rate for delivery in two London Banking Days of deposits of U.S. Dollars for a term coextensive with the designated LA Interest Period which the British Bankers’ Association fixes as its LIBOR rate as of 11:00 a.m. London time on the day on which such LA Interest Period commences.  If the first day of any LA Interest Period is not a day which is both a (i) Business Day, and (ii) a London Banking Day, the LIBOR Advantage Rate shall be determined by reference to the next preceding day which is both a Business Day and a London Banking Day. Interest accruing by reference to the LIBOR Advantage Rate shall be calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.  If for any reason the LIBOR Advantage Rate is unavailable and/or the Lender is unable to determine the LIBOR Advantage Rate for any LA Interest Period, the Lender may, at its discretion, either: (a) select a replacement index based on the arithmetic mean of the quotations, if any, of the interbank offered rate by first class banks in London or New York for deposits with comparable maturities or (b)  accrue interest at a rate per annum equal to the Lender’s Prime Rate as of the first day of any Interest Period for which the LIBOR Advantage Rate is unavailable or cannot be determined.

LIBOR Breakage Fee.  As defined in Section 6.4 of this Agreement.

LIBOR Interest Period.  In the case of LIBOR Rate Loans:

(i)           Initially, the period beginning on (and including) the Funding Date and ending on (but excluding) October 2, 2012 (the “Stub Period”);

(ii)          then, each period commencing on (and including) the last day of the Stub Period and ending on (but excluding) the day which numerically corresponds to such date one month thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month);

(iii)         thereafter, each period commencing on the last day of the next preceding LIBOR Interest Period applicable to such LIBOR Rate Loan and ending one month thereafter;

(iv)          for the Development Line of Credit Loan, the period beginning on (the next day following the Development Line Termination Date and ending on (but excluding) the day which numerically corresponds to such date one month after the Development Line Termination Date (or, if such month has no numerically corresponding day, on the last Business Day of such month); and

(v)           thereafter, each period commencing on the last day of the next preceding LIBOR Interest Period applicable to such LIBOR Rate Loan and ending one month thereafter;

provided, however, that

(a)           if the Borrowers have or may incur Hedging Obligations with the Lender in connection with the Loan, the LIBOR Interest Period shall be of the same duration as the relevant period set under the applicable Hedging Contract;

(b)           if such LIBOR Interest Period would otherwise end on a day which is not a Business Day, such LIBOR Interest Period shall end on the next following Business Day unless such day falls in the next calendar month, in which case such LIBOR Interest Period shall end on the first preceding Business Day; and

(c)           no LIBOR Interest Period may end later than the termination of this Agreement.

LIBOR Rate.  Relative to any LIBOR Interest Period for a LIBOR Rate Loan, the offered rate for deposits of U.S. Dollars in an amount approximately equal to the amount of the LIBOR Rate Loan for a one month period which the British Bankers’ Association fixes as its LIBOR rate as of 11:00 a.m. London time on the day which is two London Banking Days prior to the beginning of such Interest Period.  If such day is not a London Banking Day, the LIBOR Rate shall be determined on the next preceding day which is a London Banking day. If for any reason the Lender cannot determine such offered rate by the British Bankers’ Association, the Lender may, in its discretion, select a replacement index based on the arithmetic mean of the quotations, if any, of the interbank offered rate by first class banks in London or New York for deposits in comparable amounts and maturities.

LIBOR Rate Loan.  Any loan or advance made pursuant to this Agreement the rate of interest applicable to which is based upon the LIBOR Rate.

LIBOR Rate Margin means:

If the Lease Adjusted Leverage Ratio is greater than or equal to 5.50 to 1.00	3.7%

If the Lease Adjusted Leverage Ratio is greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	3.4%

If the Lease Adjusted Leverage Ratio is greater than or equal to 4.50 to 1.00 but less than 5.00	3.10%

If the Lease Adjusted Leverage Ratio is greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	2.75%

If the Lease Adjusted Leverage Ratio is less than 4.00 to 1.00	2.5%

LIBOR Reserve Percentage.  Relative to any day of any LIBOR Interest Period, the maximum aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) under any regulations of the Board of Governors of the Federal Reserve System (the “Board”) or other governmental authority having jurisdiction with respect thereto as issued from time to time and then applicable to assets or liabilities consisting of “Eurocurrency Liabilities”, as currently defined in Regulation D of the Board, having a term approximately equal or comparable to such Interest Period.

Lien.  Any mortgage, pledge, security interest, lien or other charge or encumbrance on any of the property or assets of any of the Borrowers, now owned or hereafter acquired.

Line Advances.  As defined in Section 3.1 of this Agreement.

Loans.  Collectively, the Term Loan (as such may be converted into the Term Out Notes), the Development Line of Credit Loan, and the Revolving Line of Credit Loan (each, individually, a “Loan”).

Loan Documents.  Collectively, this Agreement, the Notes, the Security Agreement, the IP Security Agreements, the Mortgage Documents, the Hedging Contracts and each and all documents executed and/or delivered to the Lender as of this date and hereafter in connection with the Loans, all as may be modified, amended, restated and/or substituted.

London Banking Day.  A day on which dealings in US dollar deposits are transacted in the London interbank market.

Membership Purchase Agreement.  T. Michael Ansley, James D. Ansley and AMC Wings, Inc. covering the sale of 100% of the membership interests of Ansley Group, L.L.C.

Mortgage Documents.  Those certain Fee Mortgages and Leasehold Mortgages covering the Fee Premises and the Leasehold Premises of even date herewith, and all other documents executed in connection with the foregoing, given by a Borrower to the Lender covering the Fee Premises and/or the Leasehold Premises, as any and/or all may be amended, restated and/or substituted.

New Affiliate.  Any Affiliate of any of the Borrowers formed/established hereafter which becomes the owner or operator of Buffalo Wild Wings Restaurant or a Bagger Dave’s Legendary Burger Tavern Restaurant and as defined in Section 7.1(vi) of this Agreement.

New Unit Development.  With respect to a new unit (new Restaurant location open for less than 12 months), an amount equal to the product of (a) 1.00 minus a fraction, the numerator of which is the number of months such new unit has been in operation and the denominator of which is 12, times (b) the amount of the Funded Debt for such new unit.

Notes.  The Term Note, the Development Line of Credit Note, the Revolving Line of Credit Note and the Term Out Notes (each, individually, a “Note”).

Obligation(s).  All loans, advances, indebtedness, notes, liabilities and other extensions of credit and amounts, liquidated or unliquidated, owing by Borrowers, or any of them, to the Lender at any time, each of every kind, nature and description, whether arising under this Agreement or otherwise, direct or indirect (that is, whether the same are due directly or indirectly to the Lender as endorser or guarantor, or as obligor of obligations due to third persons which have been endorsed or assigned to the Lender, or otherwise), primary or secondary, absolute or contingent, due or to become due, now existing or hereafter arising or acquired, including, but not limited to all obligations of Borrowers, or any of them, under the Notes and under any guaranty executed by the Borrowers, or any of them, in favor of the Lender for obligations of another.  Obligation(s) shall also include any swap transaction or other interest rate protection transaction, including Hedging Obligations involving Lender and the Borrowers, or any of them, whether under the Hedging Contracts or otherwise, and all obligations of the Borrowers, or any of them, under any credit card line of credit or facility made available to the Borrowers and their employees and agents by Lender and all interest and other charges due from the Borrowers, or any of them, to the Lender and all costs and expenses referred to in this Agreement.

Person.  A corporation, an association, a partnership, business, an individual, a joint venture, an organization, a government or political subdivision agency.

Personal Guarantor.  T. Michael Ansley.

Premises.  Each property constituting the Fee Premises and the Leasehold Premises.

Prime Rate.  A rate per annum equal to the rate of interest announced by Lender in Boston, Massachusetts from time to time as its “Prime Rate”.  Any change in the Prime Rate shall be effective immediately from and after such change in the Prime Rate.  Interest accruing by reference to the Prime Rate shall be calculated on the basis of actual days elapsed and a 360-day year.  The Borrowers acknowledge that the Lender may make loans to its customers above, at or below the Prime Rate.

Prime Rate Loan.  Any loan made pursuant to this Agreement for the period(s) when the rate of interest applicable to such loan is calculated by reference to the Prime Rate.

Prime Rate Margin.  2.0% per annum.

Principal Repayment Amount.  Any principal payments made pursuant to the schedule to be provided under Section 2.4 of this Agreement with respect to the Term Loan, and the regularly scheduled reductions in the outstanding principal of the Term Out Notes.

Restaurant.  Any Buffalo Wild Wings or Bagger Dave’s Restaurant operated by any of the Borrowers or their Affiliates.

Revolver Advances.  As defined in Section 4.1 hereof.

Revolver Commitment Fee.  As defined in Section 4.5 hereof.

Revolving Line of Credit Loan.  As defined in Section 4 hereof.

Revolving Line of Credit Note.  As defined in Section 4.1 hereof.

Revolving Line Termination Date.  As defined in Section 4.1 of this Agreement.

Security Agreements.  Those certain Security Agreements dated the date hereof pursuant to which each Borrower has granted to the Lender a continuing security interest in all of its personal property and fixtures to secure the Borrowers’ obligations to the Lender.

Space Lease.  Any facility leased by a Borrower or an Affiliate which does not include a lease of the land on which the facility is located.

Taxes.  As defined in Section 6.2 (d) of this Agreement

Term Loan.  As defined in Section 2.1 of this Agreement.

Term Loan Maturity Date.  September 25, 2017.

Term Note.  As defined in Section 2.1 of this Agreement.

Term/Revolver Loans.  As defined in Section 5.1(a) of this Agreement.

Term Out Note and Term Out Notes.  As defined in Section 3.5 hereof.

Term/Revolver Loan.  As defined in Section 5.1 hereof.

Third Party Rent.  All operating lease expense of any Person for any period paid to third parties which are not Affiliates of such Person.

Up-Front Fee.  As defined in Section 6.7 hereof.

WIRING INSTRUCTIONS

                                                                            authorizes RBS Citizens, National Association, to wire transfer advances made under the Promissory Note dated September             , 2012 to the following account:

Bank Name:

ABA/ROUTING NUMBER:

Account Number:

Name on Account:

Reference:

Amount to be Wired:

FOR INTERNAL USE ONLY:

Shaw Customer Name:

Shaw Customer Number:

Callback Name:

Callback Number:

Date of Wire Transfer:

Re:           Endorsement To Insurance Policy
Ladies and Gentlemen:

Please accept this letter as your authorization and direction to issue an endorsement to our insurance policy naming RBS Citizens, National Association (the "Lender") as additional insured and as lender’s loss payee under a standard lenders loss payable clause, loss payee, and mortgagee, with loss, if any, payable as their respective interest may appear.  The certificate must include the following information:

Bank Name:                                                                                         RBS Citizens, N.A.,
ATIMA / ISAOA

RBS Citizens N.A., should be listed as LENDER’S LOSS PAYABLE.

Please also add to the policy the further provision that the insurance may not be altered as to form or canceled or not renewed except with the written consent of, or upon thirty (30) days prior written notice to the Lender.

Upon receipt of this letter, please forward to RBS Citizens, National Association, 28 State Street, MS1450, Boston, Massachusetts 02109, Attn.:                                                                             , the ACORD Form 27 "Evidence of Insurance" reflecting satisfaction of the above requirements.

Sincerely,

EXHIBIT 2.1

$37,000,000.00	Boston, Massachusetts September 25, 2012

FOR VALUE RECEIVED, the undersigned, FLYER ENTERPRISES, INC., ANKER, INC., TMA ENTERPRISES OF NOVI, INC., AMC GRAND BLANC, INC., AMC PETOSKEY, INC., AMC TROY, INC., AMC FLINT, INC., AMC PORT HURON, INC., AMC CHESTERFIELD, INC., AMC MARQUETTE, INC., MCA ENTERPRISES BRANDON, INC., AMC NORTH PORT, INC., AMC RIVERVIEW, INC., BERKLEY BURGERS, INC., TROY BURGERS, INC., ANN ARBOR BURGERS, INC., AMC TRAVERSE CITY, INC., BRIGHTON BURGERS, INC., CASCADE BURGERS REAL ESTATE, INC., CASCADE BURGERS, INC., EAST LANSING BURGERS, INC., BEARCAT ENTERPRISES, INC., SHELBY TOWNSHIP BURGERS, INC., AMC DETROIT, INC., BLOOMFIELD BURGERS, INC., HOLLAND BURGERS, INC., GRANDVILLE BURGERS, INC., AMC LAKELAND, INC., AMC SARASOTA, INC., AMC FT. MYERS, INC., AMC LARGO, INC., AMC CALUMET CITY, INC., AMC HOMEWOOD, INC., AMC LANSING, INC., AMC LINCOLN PARK, INC., TMA ENTERPRISES OF FERNDALE, LLC, ANSLEY GROUP, L.L.C., AMC WARREN, LLC, BUCKEYE GROUP, LLC, BUCKEYE GROUP II, LLC, AMC CROWN POINT, INC., AMC HOBART, INC., AMC SCHERERVILLE, INC., AMC VALPARAISO, INC., CHESTERFIELD TOWNSHIP BURGERS, INC., DETROIT BURGERS, INC., GRAND RAPIDS BURGERS, INC., AMC SAULT STE. MARIE, INC., AMC LAPEER, INC., INDY/MICHIGAN ROAD INC., AVON BURGERS, INC., WESTFIELD BURGERS, INC., AMC YBOR, INC. having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, National Association ("Lender") the principal sum of Thirty-Seven Million US Dollars (US $37,000,000.00), which shall be payable to Lender as provided herein and in the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrower and Lender.  All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Term Loan Maturity Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Principal shall be payable in the amounts and at the times set forth in the schedule attached as Exhibit 2.4 to the Credit Agreement.  Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, Borrower shall pay interest on the unpaid principal balance hereof at the rate or rates set forth in the Credit Agreement plus 5.0% per annum. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of Lender located at 28 State Street, Boston, Massachusetts 02109, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is the Term Note referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $37,000,000 Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC,
Each a Michigan Limited Liability Company

By: AMC Wings, Inc., sole member of each of
the above listed entities

By:   /s/Jason T. Curtis
        Jason T. Curtis, Secretary

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

By:  /s/Jason T. Curtis
      Jason T. Curtis, Secretary
      of each of the above listed entities

~ Signature page to $37,000,000 Note ~

STATE OF MICHIGAN
COUNTY OF OAKLAND

On this             day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of AMC Wings, Inc., the sole member of each of TMA Enterprises of Ferndale, LLC, Ansley Group, L.L.C., AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

 /s/ Kathleen Marie Howe
Print Name: Kathleen Marie Howe
Notary Public,  Wayne County, MI
Acting in Oakland County
My commission expires:   5-22-2017

STATE OF MICHIGAN
COUNTY OF OAKLAND

On this            day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of each of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc., proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

 /s/ Kathleen Marie Howe
Print Name: Kathleen Marie Howe
Notary Public,  Wayne  County, MI
Acting in  Oakland County
My commission expires:   5-22-2017

EXHIBIT 2.4
Term Loan $37,000,000

PRINCIPAL REPAYMENT SCHEDULE

Principal Payment Date	Principal Payment Amount
Commencing October 2, 2012 and continuing on the 2nd day of each succeeding calendar month up to and including September 2, 2017.	$440,476.00
September 25, 2017 (Term Loan Maturity Date).	All principal and interest outstanding under the Term Loan on such Date.

EXHIBIT 3.1

$10,000,000.00	Boston, Massachusetts September 25, 2012

FOR VALUE RECEIVED, the undersigned, FLYER ENTERPRISES, INC., ANKER, INC., TMA ENTERPRISES OF NOVI, INC., AMC GRAND BLANC, INC., AMC PETOSKEY, INC., AMC TROY, INC., AMC FLINT, INC., AMC PORT HURON, INC., AMC CHESTERFIELD, INC., AMC MARQUETTE, INC., MCA ENTERPRISES BRANDON, INC., AMC NORTH PORT, INC., AMC RIVERVIEW, INC., BERKLEY BURGERS, INC., TROY BURGERS, INC., ANN ARBOR BURGERS, INC., AMC TRAVERSE CITY, INC., BRIGHTON BURGERS, INC., CASCADE BURGERS REAL ESTATE, INC., CASCADE BURGERS, INC., EAST LANSING BURGERS, INC., BEARCAT ENTERPRISES, INC., SHELBY TOWNSHIP BURGERS, INC., AMC DETROIT, INC., BLOOMFIELD BURGERS, INC., HOLLAND BURGERS, INC., GRANDVILLE BURGERS, INC., AMC LAKELAND, INC., AMC SARASOTA, INC., AMC FT. MYERS, INC., AMC LARGO, INC., AMC CALUMET CITY, INC., AMC HOMEWOOD, INC., AMC LANSING, INC., AMC LINCOLN PARK, INC., TMA ENTERPRISES OF FERNDALE, LLC, ANSLEY GROUP, L.L.C., AMC WARREN, LLC, BUCKEYE GROUP, LLC, BUCKEYE GROUP II, LLC, AMC CROWN POINT, INC., AMC HOBART, INC., AMC SCHERERVILLE, INC., AMC VALPARAISO, INC., CHESTERFIELD TOWNSHIP BURGERS, INC., DETROIT BURGERS, INC., GRAND RAPIDS BURGERS, INC., AMC SAULT STE. MARIE, INC., AMC LAPEER, INC., INDY/MICHIGAN ROAD INC., AVON BURGERS, INC., WESTFIELD BURGERS, INC., AMC YBOR, INC. having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, National Association ("Lender"), the lesser of: (a) the principal sum of Ten Million US Dollars (US $10,000,000.00), or (b) the aggregate unpaid principal balance of all Line Advances made by Lender to Borrower pursuant to the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrower and Lender. All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Development Line Termination Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Upon the occurrence and during the continuation of an Event of Default, Borrower shall pay interest on the unpaid principal balance hereof at the rate or rates set forth in the Credit Agreement plus 5.0% per annum. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 28 State Street, Boston, Massachusetts 02109, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is the Development Line of Credit Note referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $10,000,000 Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC,
Each a Michigan Limited Liability Company

By: AMC Wings, Inc., sole member of each of
the above listed entities

By:   /s/Jason T. Curtis
        Jason T. Curtis, Secretary

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

By: /s/Jason T. Curtis
      Jason T. Curtis, Secretary
      of each of the above listed entities

~ Signature page to $10,000,000 Note ~

STATE OF MICHIGAN
COUNTY OF OAKLAND

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of AMC Wings, Inc., the sole member of each of TMA Enterprises of Ferndale, LLC, Ansley Group, L.L.C., AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

 /s/ Kathleen Marie Howe
Print Name: Kathleen Marie Howe
Notary Public,  Wayne  County, MI
Acting in  Oakland County
My commission expires:   5-22-2017

STATE OF MICHIGAN
COUNTY OF OAKLAND

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of each of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc., proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

 /s/ Kathleen Marie Howe
Print Name: Kathleen Marie Howe
Notary Public,  Wayne  County, MI
Acting in  Oakland County
My commission expires:   5-22-2017

EXHIBIT 3.3

REQUEST FOR ADVANCE AND COMPLIANCE CERTIFICATE
RBS Citizens, NA
28 State Street
Boston, MA 02109

Re:
Request for an Advance in connection with that certain [Revolving Line of Credit Loan] [Development Line of Credit Loan] pursuant to the Credit Agreement dated September 25, 2012 (the "Agreement"), between the undersigned (jointly and severally, the "Borrower'') and RBS Citizens, N.A., a national banking association ("Lender"), as the same may be amended or restated from time to time.

1 .
Borrower hereby requests a [Revolver Advance] [Line Advance] [circle one] under the Agreement in the amount of                                   and                                  /100 Dollars ($                                 ), and requests that the disbursement of funds be deposited into Borrower's account #                                  in accordance with the Draw Authorization and Distribution on file with Lender.

2.	Borrower acknowledges that the Advance by Lender is subject to satisfaction of all conditions to the disbursement of funds and availability of Advances in the Agreement.

3.           Borrower hereby represents, warrants and certifies to Lender as follows:

(a)
All representations and warranties of Borrower in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Advance.

(b)           Borrower is in compliance in all material respects with all of its obligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Section 10 of the Agreement.

(c)	No event has occurred which, with the passage of time and/or the giving of notice, would constitute an Event of Default under the Loan Documents.

(d)	All conditions to the disbursement of funds requested herein, as set forth in Section 7 of the Agreement, have been fulfilled.

(e)	Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a material adverse effect on any of the Borrowers or the Collateral.

(f)	Disbursement of the funds requested herein will not result in a violation of any of Borrower's financial covenants in any of the Loan Documents.

4.
Borrower certifies that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Request for Advance and Compliance Certificate to be signed on its behalf by an authorized officer.

5.	Capitalized terms used herein and not otherwise defined shall have the meaning given to such term in the Agreement.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Request for Advance ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC,
Each a Michigan Limited Liability Company

By: AMC Wings, Inc., sole member of each of
the above listed entities

By:   /s/Jason T. Curtis
        Jason T. Curtis, Secretary

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

By: /s/Jason T. Curtis
      Jason T. Curtis, Secretary
      of each of the above listed entities

 Signature page to Request for Advance ~

STATE OF MICHIGAN
COUNTY OF

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of AMC Wings, Inc., the sole member of each of TMA Enterprises of Ferndale, LLC, Ansley Group, L.L.C., AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

Print Name:
Notary Public,                           County, MI
Acting in                   County
My commission expires:

STATE OF MICHIGAN
COUNTY OF

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of each of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc., proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

Print Name:
Notary Public,                           County, MI
Acting in                   County
My commission expires:

EXHIBIT 4.1

$1,000,000.00	Boston, Massachusetts September 25, 2012

FOR VALUE RECEIVED, the undersigned, FLYER ENTERPRISES, INC., ANKER, INC., TMA ENTERPRISES OF NOVI, INC., AMC GRAND BLANC, INC., AMC PETOSKEY, INC., AMC TROY, INC., AMC FLINT, INC., AMC PORT HURON, INC., AMC CHESTERFIELD, INC., AMC MARQUETTE, INC., MCA ENTERPRISES BRANDON, INC., AMC NORTH PORT, INC., AMC RIVERVIEW, INC., BERKLEY BURGERS, INC., TROY BURGERS, INC., ANN ARBOR BURGERS, INC., AMC TRAVERSE CITY, INC., BRIGHTON BURGERS, INC., CASCADE BURGERS REAL ESTATE, INC., CASCADE BURGERS, INC., EAST LANSING BURGERS, INC., BEARCAT ENTERPRISES, INC., SHELBY TOWNSHIP BURGERS, INC., AMC DETROIT, INC., BLOOMFIELD BURGERS, INC., HOLLAND BURGERS, INC., GRANDVILLE BURGERS, INC., AMC LAKELAND, INC., AMC SARASOTA, INC., AMC FT. MYERS, INC., AMC LARGO, INC., AMC CALUMET CITY, INC., AMC HOMEWOOD, INC., AMC LANSING, INC., AMC LINCOLN PARK, INC., TMA ENTERPRISES OF FERNDALE, LLC, ANSLEY GROUP, L.L.C., AMC WARREN, LLC, BUCKEYE GROUP, LLC, BUCKEYE GROUP II, LLC, AMC CROWN POINT, INC., AMC HOBART, INC., AMC SCHERERVILLE, INC., AMC VALPARAISO, INC., CHESTERFIELD TOWNSHIP BURGERS, INC., DETROIT BURGERS, INC., GRAND RAPIDS BURGERS, INC., AMC SAULT STE. MARIE, INC., AMC LAPEER, INC., INDY/MICHIGAN ROAD INC., AVON BURGERS, INC., WESTFIELD BURGERS, INC., AMC YBOR, INC. having a mailing address at 27680 Franklin Road Southfield, MI 48034 (each, a “Borrower” and collectively, the “Borrower”), hereby jointly and severally promise to pay to the order of RBS CITIZENS, National Association ("Lender"), the lesser of: (a) the principal sum of One Million US Dollars (US $1,000,000.00), or (b) the aggregate unpaid principal balance of all Revolver Advances made by Lender to Borrower pursuant to the Credit Agreement dated as of the date hereof ("Credit Agreement"), by and between Borrower and Lender. All principal and accrued interest hereunder unless earlier due and payable shall be due and payable in full on the Revolving Line Termination Date.  All capitalized terms used in this Note shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum and at the times provided in the Credit Agreement.  Upon the occurrence and during the continuation of an Event of Default, Borrower shall pay interest on the unpaid principal balance hereof at the rate or rates set forth in the Credit Agreement plus 5.0% per annum. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Lender located at 28 State Street, Boston, Massachusetts 02109, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is the Revolving Line of Credit Note referred to in, and is entitled to the benefits of, the Loan Documents, including the representations, warranties, covenants, conditions and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind Borrower and its successors and permitted assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns. All references herein to "Borrower" and "Lender" shall be deemed to apply to Borrower and Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall, for all purposes be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has caused this Note to be executed by its duly authorized officer with the intention that it constitutes a sealed instrument.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to $1,000,000 Note ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC,
Each a Michigan Limited Liability Company

By: AMC Wings, Inc., sole member of each of
the above listed entities

By:  /s/Jason T. Curtis
        Jason T. Curtis, Secretary

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

By:  /s/Jason T. Curtis
      Jason T. Curtis, Secretary
      of each of the above listed entities

~ Signature page to $1,000,000 Note ~

STATE OF MICHIGAN
COUNTY OF

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of AMC Wings, Inc., the sole member of each of TMA Enterprises of Ferndale, LLC, Ansley Group, L.L.C., AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

Print Name:
Notary Public,                           County, MI
Acting in                   County
My commission expires:

STATE OF MICHIGAN
COUNTY OF

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of each of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc., proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

Print Name:
Notary Public,                           County, MI
Acting in                   County
My commission expires:

EXHIBIT 4.3

REQUEST FOR ADVANCE AND COMPLIANCE CERTIFICATE
RBS Citizens, NA
28 State Street
Boston, MA 02109

Re:
Request for an Advance in connection with that certain [Revolving Line of Credit Loan] [Development Line of Credit Loan] pursuant to the Credit Agreement dated September 25, 2012 (the "Agreement"), between the undersigned (jointly and severally, the "Borrower'') and RBS Citizens, N.A., a national banking association ("Lender"), as the same may be amended or restated from time to time.

1 .
Borrower hereby requests a [Revolver Advance] [Line Advance] [circle one] under the Agreement in the amount of ______________ and _________/100 Dollars ($_________), and requests that the disbursement of funds be deposited into Borrower's account #___________________ in accordance with the Draw Authorization and Distribution on file with Lender.

2.	Borrower acknowledges that the Advance by Lender is subject to satisfaction of all conditions to the disbursement of funds and availability of Advances in the Agreement.

3.	Borrower hereby represents, warrants and certifies to Lender as follows:

(a)
All representations and warranties of Borrower in the Loan Documents are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the making of the requested Advance.

(b)
Borrower is in compliance in all material respects with all of itsobligations, duties and covenants under the Loan Documents, including but not limited to the Financial Covenants set forth in Section 10 of the Agreement.

(c)	No event has occurred which, with the passage of time and/or the giving of notice, would constitute an Event of Default under the Loan Documents.

(d)	All conditions to the disbursement of funds requested herein, as set forth in Section 7 of the Agreement, have been fulfilled.

(e)	Since the Closing Date, no event has occurred that has had or could reasonably be expected to have a material adverse effect on any of the Borrowers or the Collateral.

(f)	Disbursement of the funds requested herein will not result in a violation of any of Borrower's financial covenants in any of the Loan Documents.

4.
Borrower certifies that the statements made herein are, and the information in any documents submitted herewith is, true and has duly caused this Request for Advance and Compliance Certificate to be signed on its behalf by an authorized officer.

5.	Capitalized terms used herein and not otherwise defined shall have the meaning given to such term in the Agreement.

[SIGNATURE PAGE FOLLOWS]

~ Signature page to Request for Advance ~

Executed by each of the parties below as a document under seal as of the date first written above:

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC,
Each a Michigan Limited Liability Company

By: AMC Wings, Inc., sole member of each of
the above listed entities

By:
        Jason T. Curtis, Secretary

AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

By:
      Jason T. Curtis, Secretary
      of each of the above listed entities

~ Signature page to Request for Advance ~

STATE OF MICHIGAN
COUNTY OF

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of AMC Wings, Inc., the sole member of each of TMA Enterprises of Ferndale, LLC, Ansley Group, L.L.C., AMC Warren, LLC, Buckeye Group, LLC and Buckeye Group II, LLC, proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.\

Print Name:
Notary Public,                           County, MI
Acting in                   County
My commission expires:

STATE OF MICHIGAN
COUNTY OF

On this ___ day of September, 2012, before me, the undersigned notary public, personally appeared Jason T. Curtis, as Secretary of each of Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc., proved to me through satisfactory evidence of identification, which was State of Michigan driver’s license, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it as such Secretary, voluntarily for its stated purpose.

Print Name:
Notary Public,                           County, MI
Acting in                   County
My commission expires:

EXHIBIT 6.1

RBS Citizens, National Association
28 State Street, 14th Floor
Boston, MA 02109
Telephone:
Fax:

RE:         Name of Depository:
Depository Address:
ABA Routing/Transit #:
Account Name:
Account Number:

Automated Clearing House (“ACH”) Authorization

The undersigned obligor hereby authorizes RBS Citizens, National Association, or its affiliates and successors and assigns (“Lender”) to initiate debit entries to the account indicated below, at the financial organization named below (“Depository”) for regularly scheduled payments due to Lender under those certain agreements by the undersigned obligor in favor of Lender (“Payment Obligations”).  This Authorization is effective immediately from the date hereof and will remain in full force and effect on each current and subsequently established account until all Payment Obligations are paid in full or until Lender has received written notification from the undersigned of its termination in such time and manner as to afford Lender and the Depository a   reasonable opportunity to act upon it.

OBLIGORS:

Flyer Enterprises, Inc., Anker, Inc., TMA Enterprises of Novi, Inc., AMC Grand Blanc, Inc., AMC Petoskey, Inc., AMC Troy, Inc., AMC Flint, Inc., AMC Port Huron, Inc., AMC Chesterfield, Inc., AMC Marquette, Inc., MCA Enterprises Brandon, Inc., AMC North Port, Inc., AMC Riverview, Inc., Berkley Burgers, Inc., Troy Burgers, Inc., Ann Arbor Burgers, Inc., AMC Traverse City, Inc., Brighton Burgers, Inc., Cascade Burgers Real Estate, Inc., Cascade Burgers, Inc., East Lansing Burgers, Inc., Bearcat Enterprises, Inc., Chesterfield Township Burgers, Inc., Detroit Burgers, Inc., Grand Rapids Burgers, Inc., AMC Sault Ste. Marie, Inc., AMC Lapeer, Inc., TMA Enterprises of Ferndale, LLC, AMC Warren, LLC, Buckeye Group, LLC, Buckeye Group II, LLC, AMC Lakeland, Inc., AMC Sarasota, Inc., AMC Ft. Myers, Inc., AMC Ybor, Inc., Shelby Township Burgers, Inc., AMC Detroit, Inc., AMC Largo, Inc., Bloomfield Burgers, Inc., Holland Burgers, Inc., Grandville Burgers, Inc., Ansley Group, L.L.C., Indy/Michigan Road Inc., Avon Burgers, Inc., Westfield Burgers, Inc., AMC Calumet City, Inc., AMC Homewood, Inc., AMC Lansing, Inc., AMC Lincoln Park, Inc., AMC Crown Point, Inc., AMC Hobart, Inc., AMC Schererville, Inc., and AMC Valparaiso, Inc.

Authorized Signature	Date

Authorized Signature (if two signatures required)	Date

EXHIBIT 7.1(vi)

JOINDER AGREEMENT

THIS JOINDER AGREEMENT ("Agreement") is made effective as of _________ __, 20__, by and among the borrowing entities identified on Exhibit A attached hereto (jointly and severally, "Borrower"), and RBS Citizens,  N.A., a national banking association (together with its successors and assigns, "Lender").  Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Loan Documents identified in the Credit Agreement, as each may be amended from time to time.

Reference is made to: Credit  Agreement  (the  "Credit  Agreement")  dated  as  of September 25, 2012 as the same may be amended from time to time, by and among Borrower and Lender, and the Loan Documents identified in such Credit Agreement  ("Credit  Documents"),  including,  without  limitation,  the Term Note in the original principal amount of $37,000,000, the Development Line of Credit Note in the original principal amount of $10,000,000, the Revolving Line of Credit Note in the original principal amount of $1,000,000, and the Term Out Notes (each as defined in the Credit Agreement) as each of the same may be amended from time to time.

Each of the loans or lines of credit identified in the Credit Documents are herein individually or collectively referred to as the "Loan".

In connection with any Loan made pursuant to the Credit Documents, new borrowers may be added to the borrowing group and such new borrowers need to be bound by the terms of the Credit Documents.

The undersigned has had opportunity to review the Credit Documents and understands the contents thereof.

NOW, THEREFORE, by executing this Joinder Agreement, the undersigned hereby agrees to be bound by the terms of the Credit Documents as if it was an original signatory  to  the  Credit Documents, and  shall  be  deemed  to  be  a  Borrower  under the Credit Documents and a Borrower under the Credit Agreement.  Not in limitation of the foregoing, the undersigned hereby grants Lender, as secured party, a first priority security interest in all Collateral owned or possessed by the undersigned.  The undersigned agrees to take any and all necessary or advisable actions to perfect the security interests granted under the Security Agreement and to protect the Collateral.

[No further text on this page.]

IN  WITNESS  WHEREOF,  the   undersigned  has  executed  this   Joinder Agreement as of the date first above written.

(Company Name) a (State) corporation

By:
Name:
Its:

Each  of the  undersigned guarantors (each, a "Guarantor'') under the Loan hereby acknowledges and agrees to the addition of the above-identified entity as a Borrower under the Credit Documents and a Borrower under the Credit Agreement and further agrees to guaranty the obligations of such Borrower.

DIVERSIFIED RESTAURANT HOLDINGS, INC.,
a Nevada corporation

AMC GROUP, INC. AMC WINGS, INC. AMC BURGERS, INC.
BAGGER DAVE'S FRANCHISING CORPORATION
each, a Michigan

By:
Name:
Title:

EXHIBIT A

Flyer Enterprises, Inc.
Anker, Inc.
TMA Enterprises of NOVI, Inc.
AMC Grand Blanc, Inc.
AMC Petoskey, Inc.
AMC Troy, Inc.
AMC Flint, Inc.
AMC Port Huron, Inc.
AMC Chesterfield, Inc.
AMC Marquette, Inc.
MCA Enterprises Brandon, Inc.
AMC North Port, Inc.
AMC Riverview, Inc.
Berkley Burgers, Inc.
Troy Burgers, Inc.
Ann Arbor Burgers, Inc.
AMC Traverse City, Inc.
Brighton Burgers, Inc.
Cascade Burgers Real Estate, Inc.
Cascade Burgers, Inc.
East Lansing Burgers, Inc.
Bearcat Enterprises, Inc.
Shelby Township Burgers, Inc.
AMC Detroit, Inc.
Bloomfield Burgers, Inc.
Holland Burgers, Inc.
Grandville Burgers, Inc.
Chesterfield Township Burgers, Inc.
Detroit Burgers, Inc.
Grand Rapids Burgers, Inc.
AMC Sault Ste. Marie, Inc.
AMC Lapeer, Inc.
each, a Michigan corporation

TMA Enterprises of Ferndale, LLC
Ansley Group, L.L.C.
AMC Warren, LLC
Buckeye Group, LLC
Buckeye Group II, LLC
each, a Michigan limited liability company
AMC Crown Point, Inc.
AMC Hobart, Inc.
AMC Schererville, Inc.
AMC Valparaiso, Inc.
Indy/Michigan Road Inc.
Avon Burgers, Inc.
Westfield Burgers, Inc.
each, an Indiana corporation
AMC Lakeland, Inc.
AMC Sarasota, Inc.
AMC Ft. Myers, Inc.
AMC Largo, Inc.
AMC Ybor, Inc.
each, a Florida corporation
AMC Calumet City, Inc.
AMC Homewood, Inc.
AMC Lansing, Inc.
AMC Lincoln Park, Inc.
each, an Illinois corporation

EXHIBIT 9.4

COVENANT COMPLIANCE CERTIFICATE

The undersigned, pursuant to the provisions of Section 9.4 of Credit Agreement dated September 25, 2012 (the “Credit Agreement”) between the Borrowers and RBS Citizens, N.A., do hereby certify as follows:

(a)           That the representations and warranties contained in Section 8 of the Credit Agreement are true and accurate on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties relate to earlier date),

(b)           That the Borrowers have complied with all conditions and covenants of the Credit Agreement and the other documents executed in connection therewith, and

(c)           That no event has occurred and is continuing which would constitute an Event of Default as specified in Section 12 of the Credit Agreement or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

(d)           That the calculations attached hereto are true and accurate as of the date hereof.

(signature page to follow)

DEFINITIONS

Debt Service Covenant:

Borrower shall cause to be maintained a Debt Service Coverage Ratio on a consolidated basis to be less than 1.20 to 1.0, on the last day of each fiscal quarter of the Borrowers, measured on the basis of the twelve (12) month period immediately preceding the date of such computation, commencing with the fiscal period ending on December 31, 2012.

Lease Adjusted Leverage Ratio Covenant (quarterly basis):

Borrower shall not cause the Lease Adjusted Leverage Ratio on a consolidated basis to be greater than the Applicable Ratio, said ratio to be tested on a quarterly basis for the trailing twelve (12) month period.  “Applicable Ratio” shall mean 5.25:1.00 for calculations made on or before September 31, 2013: 4.75:1.00 for calculations made on or before September 30, 2014; 4.25 to 1.00 for calculations made on or before September 30, 2015; and 3.75:1.00 for calculations made on December 31, 2015 and thereafter.

CALCULATIONS

Debt Service Coverage Ratio

(a) EBITDA (on a consolidated basis, net of extraordinary gains and losses, calculated on a trailing twelve (12) month period)

(b) PLUS: Pre-opening costs

(c) LESS: cash taxes

(d) LESS: maintenance capital expenditures ($10,000 per store per year open more than 12 months)

(e) LESS: Distributions

(f) LESS: change in Borrower shareholder notes

(1) Subtotal (a) plus (b) minus (c) minus (d) minus (e) minus (f)	(A)

(B) Interest Expense and Principal Payments of Indebtedness

Debt Service Coverage Ratio: (A) divided by (B)

Maximum Lease Adjusted Leverage Ratio

(1) Total Funded Debt (as adjusted for New Unit Development)

(2) Third Party Rent Expense for the twelve (12) month period ending on such date multiplied by eight (8)

(A) Subtotal (1) plus (2)

(B) EBITDAR = EBITDA + Pre-opening costs and Third Party Rent Expense for the twelve (12) month period ending on such date

Maximum Lease Adjusted Leverage Ratio: (A) divided by (B)

Date:		,
a

By:
Name:
Title:

EXHIBIT 10.1

INDEBTEDNESS

Creditor	Date	Maximum Principal Amount	Current Principal Amount

SCHEDULE A

LEASEHOLD PREMISES

1.	1600 E. Summit Street, Crown Point, IN
2.	17510 Halsted, Homewood, IL
3.	1250 Torrence Avenue, Calumet City, IL
4.	2464 N. Lincoln Avenue, Chicago, IL
5.	1200 U.S. 41, Schererville, IN
6.	212 East Lincoln Way, Valparaiso, IN
7.	3720 Ridge Road, Lansing, IL
8.	2515 Southlake Mall Drive, Hobart, IN

FEE PREMISES

1.	15745 15 Mile Road, Clinton Township, MI
2.	2817 Kraft Avenue, S.E., Cascade Township, MI

ACQUISITION LOCATIONS

1.	1600 E. Summit Street, Crown Point, IN
2.	17510 Halsted, Homewood, IL
3.	1250 Torrence Avenue, Calumet City, IL
4.	2464 N. Lincoln Avenue, Chicago, IL
5.	1200 U.S. 41, Schererville, IN
6.	212 East Lincoln Way, Valparaiso, IN
7.	3720 Ridge Road, Lansing, IL
8.	2515 Southlake Mall Drive, Hobart, IN

LEASED PROPERTY